As filed with the Securities and Exchange Commission on March 15, 2019

File No.

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

CRM MUTUAL FUND TRUST

(Exact Name of Registrant as Specified in Charter)

c/o Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th floor

New York, NY10022

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 212-326-5334

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808

(Name and Address of Agent for Service)

Copy to:

Lea Anne Copenhefer, Esq.

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Pioneer Global Equity Fund, a series of the Registrant.

It is proposed that this filing will become effective on April 14, 2019, pursuant to Rule 488 under the Securities Act of 1933, as amended.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JUNE 20, 2019

To the Shareholders of CRM Large Cap Opportunity Fund:

This is the formal agenda for your Fund’s special shareholder meeting (the “Meeting”). It tells you what matters will be voted on and the time and place of the Meeting, in case you want to attend in person.

The Meeting will be held at the offices of Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 20th Floor, New York, New York on June 20, 2019, at 10:00 a.m., Eastern Time, to consider the following:

1.

A proposal to approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of CRM Large Cap Opportunity Fund, a series of CRM Mutual Fund Trust (the “Trust”), in exchange for (A) shares of CRM All Cap Value Fund, a series of the Trust, to be distributed to the shareholders of CRM Large Cap Opportunity Fund, and (B) the assumption by CRM All Cap Value Fund of all the liabilities of CRM Large Cap Opportunity Fund, and (ii) the subsequent liquidation and dissolution of CRM Large Cap Opportunity Fund.

2.	Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Shareholders of record as of the close of business on April 5, 2019 are entitled to vote at the Meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees,

Steven A. Yadegari Secretary

New York, New York

                             , 2019

Whether or not you expect to attend the Meeting, please vote promptly by completing and returning the enclosed proxy card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to vote over the internet or by telephone. Your vote could be critical in allowing your Fund to hold its Meeting as scheduled. If shareholders do not return their proxies in sufficient numbers, your Fund may be required to make additional solicitations which could result in additional expense to your Fund.

COMBINED PROXY STATEMENT

OF

CRM LARGE CAP OPPORTUNITY FUND

AND

PROSPECTUS FOR

CRM ALL CAP VALUE FUND

The address and telephone number of each Fund is:

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9812

Providence, RI 02940

800-CRM-2883

www.crmfunds.com

Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in either Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Proxy Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Proxy Statement/Prospectus carefully before investing and keep it for future reference.

INTRODUCTION

This combined proxy statement/prospectus, dated                 , 2019 (the “Proxy Statement/Prospectus”), is being furnished to shareholders of CRM Large Cap Opportunity Fund (the “Acquired Fund”), a series of CRM Mutual Fund Trust (the “Trust”), in connection with the solicitation by the Board of Trustees (the “Board” or the “Trustees”) of the Trust of proxies to be used at a special meeting of the shareholders of the Acquired Fund to be held at the offices of Cramer Rosenthal McGlynn, LLC (“CRM or the “Adviser”), 520 Madison Avenue, 20th Floor, New York, New York on June 20, 2019, at 10:00 a.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to shareholders of the Acquired Fund on or about April [    ], 2019.

The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to reorganize your Fund into CRM All Cap Value Fund (the “Acquiring Fund”). The Trustees recommend that you vote FOR this proposal.

Both the Acquired Fund and the Acquiring Fund are series of the Trust, an open-end management investment company organized as a Delaware statutory trust.

The reorganization of your Fund with the Acquiring Fund (the “Reorganization”) is being proposed because CRM no longer intends to support a large-cap focused investment strategy. Like your Fund, the Acquiring Fund is advised by CRM using CRM’s value-oriented investment philosophy. In addition, the Acquiring Fund has the same investment objective as your Fund. However, although there is significant overlap in their investments, there are differences in the Funds’ investment strategies. The Acquiring Fund invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market, and may invest in securities any market capitalization. In contrast, your Fund invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market. In addition, the Acquiring Fund pays higher management fees than your Fund. Your Fund’s contractual management fee is equal to 0.55% of the Fund’s average daily net assets. In contrast, the Acquiring Fund’s contractual management fee (at current asset levels) is equal to 0.95% of the Fund’s average daily net assets. If shareholders approve the Reorganization, the Acquiring Fund’s contractual management fee will be reduced from 0.95% to 0.70% of the Fund’s average daily net assets.

Also, the total operating expenses of the combined Fund following the completion of the Reorganization are currently anticipated to be higher than the total operating expenses of your Fund. Your Fund currently pays net annual Fund operating expenses of 0.91% and 0.66% of the average daily net assets (after fee waivers and expense reimbursements) of Investor Shares and Institutional Shares of the Fund, respectively. The Acquiring Fund currently pays net annual Fund operating expenses of 1.51% and 1.26% of the average daily net assets (after fee waivers and expense reimbursements) of Investor Shares and Institutional Shares of the Fund, respectively. If shareholders approve the Reorganization, it is currently anticipated that the combined Fund will pay net annual Fund operating expenses of 1.42% and 1.17% of the average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively. If shareholders approve the Reorganization, CRM has contractually agreed to waive a portion of its fees and to assume certain expenses of the combined Fund to the extent that the total annual Fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired Fund fees and expenses, exceed 1.45% and 1.20% of average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively.

The Board believes that it is in the best interests of your Fund’s shareholders to offer them an opportunity to continue investing in a mutual fund that is advised by CRM using CRM’s investment philosophy and proprietary research. If shareholders do not approve the Reorganization, it is anticipated that your Fund will be liquidated.

The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the Reorganization of your Fund into the Acquiring Fund. A copy of the Agreement and Plan of Reorganization is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus, including Exhibit A, carefully.

The date of this Proxy Statement/Prospectus is                 , 2019.

For more complete information about each Fund, please read the Fund’s Prospectus and Statement of Additional Information, as they may be amended and/or supplemented. Each Fund’s Prospectus and Statement of Additional Information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information
Each Fund’s current summary prospectus, prospectus, statement of additional information, and any applicable supplements.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 800-CRM-2883 or on the Fund’s website, www.crmfunds.com. See “Available Information.”
Each Fund’s most recent annual and semi-annual reports to shareholders.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 800-CRM-2883 or on the Fund’s website, www.crmfunds.com. See “Available Information.”
A statement of additional information for this Proxy Statement/Prospectus (the “SAI”), dated [ ], 2019. It contains additional information about the Funds.

On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: 800-CRM-2883 or on the Fund’s website, www.crmfunds.com. This SAI is incorporated by reference into this Proxy Statement/Prospectus. See “Available Information.”

To ask questions about this Proxy Statement/Prospectus.	Call our toll-free telephone number: 800-CRM-2883.

The Acquired Fund’s summary prospectus, prospectus and statement of additional information dated October 26, 2018, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus.

Background to the Reorganization

You are being asked to approve the Reorganization of your Fund with the Acquiring Fund (the “Reorganization”). CRM, your Fund’s investment adviser, has recommended the Reorganization, and the Board of Trustees has determined that the Reorganization is in the best interests of your Fund.

Factors that CRM took into consideration in making its recommendation, and the Board of Trustees took into consideration in making its determination, include:

•	Your Fund and the Acquiring Fund have the same investment objective of long-term capital appreciation.

•	Your Fund and the Acquiring Fund are each advised using CRM’s value-oriented investment philosophy.

•

The performance of the Acquiring Fund was better than the performance of your Fund for the ten-year period ended December 31, 2018, and lower than the performance of your Fund for the one-year and five-year periods ended December 31, 2018.

•

There is significant overlap in the Funds’ investments. As of December 31, 2018, the Funds held in common 28 of the 33 securities held by your Fund (73% of your Fund’s net assets) and the 39 securities held by the Acquiring Fund (73% of the Acquiring Fund’s net assets). However, there are differences in the Funds’ investment strategies. The Acquiring Fund invests in equity securities of U.S. companies of any market capitalization, whereas your Fund primarily invests in equity securities of large cap U.S. companies.

•

The Acquiring Fund pays a higher management fee than your Fund. Your Fund’s contractual management fee is equal to 0.55% of the Fund’s average daily net assets. The Acquiring Fund’s contractual management fee (at current asset levels) is equal to 0.95% of the Fund’s average daily net assets. If shareholders approve the Reorganization, the Acquiring Fund’s contractual management fee will be reduced from 0.95% to 0.70% of the Fund’s average daily net assets. However, the Acquiring Fund invests to a greater degree than your Fund in small- and mid-cap securities, and investing in small- and mid-cap securities can involve significantly more research and analysis than investing primarily in large-cap securities.

•

The total operating expenses of the combined Fund following the completion of the Reorganization are currently anticipated to be higher than the total operating expenses of your Fund. Your Fund currently pays net annual Fund operating expenses of 0.91% and 0.66% of the average daily net assets (after fee waivers and expense reimbursements) of Investor Shares and Institutional Shares of the Fund, respectively. The Acquiring Fund currently pays net annual Fund operating expenses of 1.51% and 1.26% of the average daily net assets (after fee waivers and expense reimbursements) of Investor Shares and Institutional Shares of the Fund, respectively. If shareholders approve the Reorganization, it is currently anticipated that the combined Fund will pay net annual Fund operating expenses of 1.42% and 1.17% of the average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively. If shareholders approve the Reorganization, CRM has contractually agreed to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual Fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired Fund fees and expenses, exceed 1.45% and 1.20% of average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively.

•

CRM no longer intends to support a large-cap focused investment strategy. If shareholders do not approve the Reorganization, it is anticipated that your Fund will be liquidated. The Board believes that it is in the best interests of shareholders to offer them, on a tax free basis, an opportunity to continue investing in a mutual fund that is advised by CRM using CRM’s investment philosophy and proprietary research.

The Board of Trustees unanimously approved the Reorganization at a Meeting held on March 14, 2019.

How will the Reorganization work?

•	The Reorganization is scheduled to occur on or about June 21, 2019, but may occur on such earlier or later date as the parties may agree in writing (the “Closing Date”).

•	Your Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund’s liabilities.

•

The Acquiring Fund will issue Investor Shares and Institutional Shares to your Fund with an aggregate net asset value equal to the aggregate net asset value of your Investor Shares and Institutional Shares, respectively.

•

Shares of the Acquiring Fund will be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of the Acquired Fund on the Closing Date. Therefore, upon completion of the Reorganization, you will hold shares of each class of the Acquiring Fund corresponding to a class of the Acquired Fund held by you with the same aggregate net asset value as your holdings of shares of that class of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each Fund will be determined using the CRM Funds’ valuation policies and procedures. Each Fund’s valuation policy and procedures are identical.

•

Neither Fund charges sales charges or redemption fees. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•	The Reorganization generally is not expected to result in gain or loss being recognized for federal income tax purposes by either Fund or by the shareholders of either Fund.

•

In approving the Reorganization, the Board of Trustees of each Fund, including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the CRM Funds or CRM (the “Independent Trustees”), has determined that the Reorganization is in the best interest of each Fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

•

Shareholders of the Acquired Fund who determine that they do not wish to become shareholders of the Acquiring Fund may (a) redeem their shares of the Acquired Fund prior to the Closing Date or (b) exchange their shares of the Acquired Fund prior to the

Closing Date for shares of another CRM Fund by contacting CRM or their investment professional or financial intermediary. Please note that a redemption or an exchange of shares of the Acquired Fund will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

What are the federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Funds must receive an opinion of Morgan, Lewis & Bockius LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor, in general, your Fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares of each class that you receive in the Reorganization will be the same as the aggregate tax basis of the shares of the corresponding class that you surrender in the Reorganization. In addition, your holding period for the shares of each class you receive in the Reorganization will include the holding period of the shares of the corresponding class that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the CRM Funds’ policy that each CRM Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income and excise tax at the Fund level), your Fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your Fund shares. For more information, see “Tax Status of the Reorganization” on page 33 of the Proxy Statement/Prospectus. The Acquiring Fund may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, the Acquiring Fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the Acquiring Fund.

Who bears the expenses associated with the Reorganization?

Each Fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Proxy Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees (“Reorganization Costs”). Each Fund would bear approximately half of the Reorganization Costs to be allocated to the Funds. CRM will bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will be approximately $66,470, of which each Fund will bear approximately $16,617.50.

What Happens if the Reorganization of Your Fund is Not Approved?

If the required approval of shareholders of your Fund is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus. If the Reorganization is not approved, it is anticipated that your Fund will be liquidated.

Who is Eligible to Vote?

Shareholders of record on April 5, 2019 are entitled to attend and vote at the Meeting or any adjourned or postponed Meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

REORGANIZATION OF CRM LARGE CAP OPPORTUNITY FUND WITH

CRM ALL CAP VALUE FUND

SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

If the Proposal is approved, your Fund will be reorganized into the Acquiring Fund, as described above.

Comparison of Acquired Fund and the Acquiring Fund

The Board of Trustees of your Fund has approved the Reorganization of your Fund with the Acquiring Fund. Each Fund is managed by CRM using CRM’s value-oriented investment process. There are similarities between the Funds, as well as certain differences, including:

•

Investment Adviser and Portfolio Managers. Each Fund is managed by CRM. Robert Maina and Madeleine “Mimi” B. Morris jointly lead the team responsible for the day-to-day management of your Fund. Jay B. Abramson and Robert Maina jointly lead the team responsible for the day-to-day management of the Acquiring Fund.

•	Investment Objective. Each Fund has the same investment objective of long-term capital appreciation.

•

Investment Strategy. Each Fund is advised using CRM’s value-oriented investment philosophy. In addition, there is significant overlap in the Funds’ investments. As of December 31, 2018, the Funds held in common 28 of the 33 securities held by your Fund (73% of your Fund’s net assets) and the 39 securities held by the Acquiring Fund (73% of the Acquiring Fund’s net assets). However, there are differences in the Funds’ investment strategies. The Acquiring Fund invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market, and may invest in securities any market capitalization, whereas your Fund invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market.

•

Performance History. The performance of the Acquiring Fund was better than the performance of your Fund for the ten-year period ended December 31, 2018, and lower than the performance of your Fund for the one-year and five-year periods ended December 31, 2018.

•

Management Fee. The Acquiring Fund pays a higher management fee than your Fund. Your Fund’s contractual management fee is equal to 0.55% of the Fund’s average daily net assets. The Acquiring Fund’s contractual management fee (at current asset levels) is equal to 0.95% of the Fund’s average daily net assets. If shareholders approve the Reorganization, the Acquiring Fund’s contractual management fee will be reduced from 0.95% to 0.70% of the Fund’s average daily net assets.

•

Total Operating Expenses. The total operating expenses of the combined Fund following the completion of the Reorganization are currently anticipated to be higher than the total operating expenses of your Fund. Your Fund currently pays net annual Fund operating expenses of 0.91% and 0.66% of the average daily net assets (after fee waivers and expense reimbursements) of Investor Shares and Institutional Shares of the Fund, respectively. If shareholders approve the Reorganization, it is currently anticipated that the combined Fund will pay net annual Fund operating expenses of 1.42% and 1.17% of the average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively. If shareholders approve the Reorganization, CRM has contractually agreed to waive a portion of its fees and to assume certain expenses of the combined Fund to the extent that the total annual Fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired Fund fees and expenses, exceed 1.45% and 1.20% of average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively.

Comparison of Investment Objectives

As noted above, each Fund has the same investment objective of long-term capital appreciation. Each Fund may change its objective without shareholder approval. The Funds will provide written notice at least 60 days prior to implementing any change in a Fund’s investment objective.

Comparison of Fees and Expenses

Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on expenses of each Fund for the twelve-month period ended December 31, 2018. Future expenses for all share classes may be greater or less. The tables also show the combined Fund’s pro forma expenses assuming the Reorganization occurred on December 31, 2018.

	CRM Large Cap Opportunity Fund	CRM All Cap Value Fund	Combined CRM All Cap Value Fund (Pro Forma)	CRM Large Cap Opportunity Fund	CRM All Cap Value Fund	Combined CRM All Cap Value Fund (Pro Forma)
	Investor Shares	Investor Shares	Investor Shares	Institutional Shares	Institutional Shares	Institutional Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.55%	0.95%	0.70%	0.55%	0.95%	0.70%

Distribution (12b-1) Fees	None	None	None	None	None	None

Other Expenses

Shareholder Servicing Fee	0.25%	0.25%	0.25%	None	None	None

Other Miscellaneous Expenses(2)	0.65%	0.86%	0.46%	0.65%	0.86%	0.46%

Total Other Expenses	0.90%	1.11%	0.71%	0.65%	0.86%	0.46%

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses(3) (4)	1.46%	2.07%	1.42%	1.21%	1.82%	1.17%

Fee Waiver and Expense Reimbursement(3)	(0.55)%	(0.56)%	--	(0.55)%	(0.56)%	--

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(3) (4)	0.91%	1.51%	1.42%	0.66%	1.26%	1.17%

(1)	Assuming the Reorganization occurs, CRM has agreed to lower the Acquiring Fund’s contractual management fee to 0.70% of the Fund’s average daily net assets.

(2)	Other Expenses of the Acquired Fund have been restated to reflect current expenses.

(3)

With respect to the Acquired Fund, the Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual Fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired Fund fees and expenses, exceed 0.90% and 0.65% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2019. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

With respect to the Acquiring Fund, the Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual Fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired Fund fees and expenses, exceed 1.50% and 1.25% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2019. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

With respect to the combined Fund, assuming the Reorganization occurs, CRM has contractually agreed to waive a portion of its fees and to assume certain expenses of the combined Fund to the extent that the total annual Fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired Fund fees and expenses, exceed 1.45% and 1.20% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2020. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Acquiring Fund.

(4)

Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets that is included in the Fund’s financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Examples:

The examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual Funds. The examples below show what you would pay if you invested $10,000 over the various time periods indicated. The examples assume that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period. Pro forma expenses are included assuming consummation of the Reorganization as of December 31, 2018. The examples are for comparison purposes only and are not a representation of any Fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares	CRM Large Cap Opportunity Fund	CRM All Cap Value Fund	Combined CRM All Cap Value Fund (Pro Forma)
Investor Shares
Year 1	$93	$154	$145
Year 3	$408	$595	$449
Year 5	$745	$1,062	$776
Year 10	$1,699	$2,356	$1,702
Institutional Shares
Year 1	$67	$128	$119
Year 3	$330	$518	$372
Year 5	$612	$933	$644
Year 10	$1,417	$2,091	$1,420

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect a Fund’s performance.

During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 79% of the average value of its portfolio. During the six-month period ended December 31, 2018, the Acquiring Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

During the most recent fiscal year, the Acquiring Fund’s portfolio turnover rate was 72% of the average value of its portfolio. During the six-month period ended December 31, 2018, the Acquiring Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Comparison of Principal Investment Strategies

The tables below compare the principal investment strategies of your Fund to the principal investment strategies of the Acquiring Fund. In the table below, if a row extends across the entire table, the policy disclosed applies to both your Fund and the Acquiring Fund.

	CRM Large Cap Opportunity Fund (the Acquired Fund)	CRM All Cap Value Fund (the Acquiring Fund)
Principal investment strategies

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market.

The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund will invest will also change. As of December 31, 2018, the market capitalization range of the Index was approximately $473 million to $780 billion.

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market.

There are no limits on the market capitalizations of the companies in which the Fund may invest.

For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, and warrants on common stock.

Each Fund’s 80% investment policy may be changed without shareholder approval. Each Fund will provide shareholders with written notice at least 60 days prior to any change to its 80% investment policy. The Funds’ other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Fund’s Prospectus or in the Statement of Additional Information.

Each Fund typically invests broadly across issuers and industries. The Funds do not consider a type of security to be an industry.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. The Adviser utilizes a primarily qualitative research process focused on these attributes to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. The Adviser’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. The Adviser’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when

CRM Large Cap Opportunity Fund (the Acquired Fund)	CRM All Cap Value Fund (the Acquiring Fund)

one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing the Adviser to reassess the potential for the company; or (iii) the Adviser identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which the Adviser believes offers greater upside.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES
	CRM Large Cap Opportunity Fund (the Acquired Fund)	CRM All Cap Value Fund (the Acquiring Fund)
Value Investing

Each Fund pursues a value strategy. CRM, the Funds’ investment adviser, seeks to identify changes that are material to a company’s operations, outlook and prospects. CRM is attracted to companies that it believes will look different tomorrow—operationally, financially, managerially—when compared to today. This type of dynamic change often creates confusion and misunderstanding that can result in the securities of a company being “neglected by investors” and undervalued relative to its future prospects and peer companies. CRM believes that, over time, the marketplace will recognize the impact of these changes. Examples of change for which CRM looks include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution and regulatory change.

The Adviser’s Process

CRM identifies change from a variety of qualitative and quantitative sources. These sources include the extensive use of CRM’s proprietary database of analysis and information, as well as news services and event driven information, and a screening process which uses various criteria, including neglect and valuation relationships (where CRM seeks to identify companies that are not being properly evaluated by other investors). “Connecting-the-Dots” research involves companies within the same and different industries that might be affected by similar positive changes or developments. For example, when CRM identifies a business trend that affects one company, it may seek to identify other companies affected by the same trend. CRM’s ideas are generated internally with significant interaction among the members of CRM’s portfolio management teams. Members of CRM’s portfolio management teams regularly meet with representatives for companies both around the country and globally, and in a typical year they annually attend hundreds of company/management Meetings.

Once change is identified, CRM evaluates a company on several levels by analyzing:

•   financial models based principally upon projected cash flows;

•   the price of a company’s stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

•   the extent of management’s ownership interest in a company;

•   a company’s market position by corroborating CRM’s observations and assumptions through Meetings with the company’s management, customers and suppliers; and

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES
	CRM Large Cap Opportunity Fund (the Acquired Fund)	CRM All Cap Value Fund (the Acquiring Fund)

CRM also evaluates the degree of recognition of a company by Wall Street by monitoring the number of sell side analysts who closely follow a company and the nature of its shareholder base.

CRM’s process is focused not only on building the investment case, but also on understanding how the case might deteriorate. CRM’s sell discipline is ultimately dependent upon the written investment case for the stock. A position generally will be sold when one or more of the following occurs: (i) an established price target is approaching or is attained, implying the stock has reached an estimation of fair valuation; (ii) a factor in the initial investment thesis has deteriorated causing us to reassess the potential for the company; or (iii) CRM identifies what it believes is a more promising investment opportunity. After a decision to sell is made, the investment generally is replaced by either a new idea or existing holdings which CRM believes offers greater upside.

Foreign Securities

Each Fund may invest in foreign securities that are publicly traded on a U.S. securities market, and each may invest up to 20% of its assets in foreign securities that are traded on non-U.S. securities exchanges or in the over-the-counter markets. Foreign securities held by a Fund may be traded on days and at times when the New York Stock Exchange is closed and the net asset value (“NAV”) of the Fund is therefore not calculated. Accordingly, the NAV of a Fund may be significantly affected on days when shareholders are not able to buy and, sell shares of the Fund. In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to “time-zone arbitrage”. If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in a Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

ADDITIONAL INVESTMENT STRATEGIES
	CRM Large Cap Opportunity Fund (the Acquired Fund)	CRM All Cap Value Fund (the Acquiring Fund)
Convertible Securities

Each Fund invests in equity and equity related securities. Equity and equity related securities include convertible securities that are rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”), or, if unrated, are determined by CRM to be of comparable quality. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

ADDITIONAL INVESTMENT STRATEGIES
	CRM Large Cap Opportunity Fund (the Acquired Fund)	CRM All Cap Value Fund (the Acquiring Fund)
Debt Securities

Under normal circumstances, each Fund may invest up to 20% of its assets in debt securities that are rated in one of the three highest categories by a NRSRO such as Moody’s or S&P, or, if unrated, are determined by CRM to be of comparable quality. Each Fund may invest in debt securities of any maturity. Debt securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to interest rate risk (the risk that the market value of the securities will decline as a result of changes in market rates of interest). Interest rate risk will generally affect the price of a debt security more if the security has a longer maturity. These securities are also subject to the risk that interest rate changes may affect prepayment rates and their effective maturity. Interest rates in the U.S. have been historically low and are expected to rise.

Derivatives

Each Fund may, but is not required to, invest in derivative contracts, such as options on securities and securities indices. A Fund’s use of derivative contracts, such as options on securities and securities indices, may be risky, even when used for hedging purposes. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities or indices. Even a small investment in derivatives can have a big impact on a Fund’s stock and index exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative investments themselves, behave in a way not anticipated by the Adviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility, which is the degree to which a Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivative transactions present the same types of credit risk as issuers of debt securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. A Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. Derivatives may not be available on terms that make economic sense (for example, they may be too costly). The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Each Fund has adopted a Fundamental policy under which it may not commit nor expose more than 15% of its total assets to derivative strategies.

ADDITIONAL INVESTMENT STRATEGIES
	CRM Large Cap Opportunity Fund (the Acquired Fund)	CRM All Cap Value Fund (the Acquiring Fund)
Restricted Securities

Although each Fund usually invests in securities listed on securities exchanges, it may also purchase securities that are not registered for sale to the general public, or to a limited extent, securities that are not readily marketable. Each Fund may invest up to 15% of its net assets in illiquid securities. Restricted securities and thinly traded securities may be difficult or impossible to sell at the time and the price that a Fund would like.

Exchange-Traded Funds

Subject to applicable statutory and regulatory limits, each Fund may invest in securities of exchange-traded Funds (“ETFs”) which are registered investment companies that are listed on securities exchanges. These limitations currently provide, in part, that each Fund may not purchase shares of an ETF if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the ETF, (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the ETF or (c) more than 10% of the Fund’s total assets would be invested in ETFs and other investment companies. The return on investments in ETFs will be reduced by the operating expenses, including investment advisory fees, of the ETFs, and will be further reduced by the expenses of a Fund, including advisory fees payable by the Fund. As such, there is a layering of fees and expenses.

Defensive Investing

Each Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the three highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Funds will be unable to achieve their investment objectives.

Securities Lending

Each Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral, typically consisting of money market mutual Funds and other money market instruments, which the Fund will invest in during the term of the loan. The Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Securities lending is subject to additional risks, including the risk that the borrower fails to return a loaned security, and/or there is a shortfall on the collateral posted by the borrower, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.

Money Market Investments

To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term investment grade bonds, money market mutual Funds and other money market instruments. As noted above, in connection with the loan of portfolio securities, each Fund may also hold collateral consisting of money market mutual Funds and other money market instruments. A Fund’s investments in money market mutual Funds and other money market instruments and the investment of cash collateral in connection with the loan of portfolio securities are subject to credit and interest rate risks.

Fundamental Investment Policies	The Funds’ fundamental investment policies are the same in all material respects.

Comparison of Principal Risks

The following describe the common risks of investing in the Acquired Fund and the Acquiring Fund.

You could lose money by investing in a Fund. There is no guarantee that the stock market or the stocks a Fund buys will increase in value. As with any mutual Fund, there is no guarantee that a Fund will achieve its objective.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, industry, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. If the market prices of the securities owned by a Fund fall, the value of your investment will go down. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. U.S. and non-U.S. governments and central banks, have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a Fund invests. A Fund may experience a substantial or complete loss on any individual security. Policy and legislative changes in the U.S. and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit) are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued or be out of favor by the market for long periods of time. Value stocks may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. The Adviser may be incorrect when it determines that a stock is undervalued by the market. In addition, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value.

Portfolio Selection Risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value of, or market trends affecting a particular security, industry or sector, country or region, or about market movements, is incorrect.

Risks of Small and Mid Cap Companies. Compared to mutual Funds that focus exclusively on large capitalization companies, a Fund may be more volatile because it also invests in small and/or mid capitalization companies. Small and mid capitalization companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Securities of smaller companies may have limited liquidity and may be difficult to value or to sell at an advantageous time or without a substantial drop in price. A Fund will be exposed to additional risks as a result of investments in the securities of small and/or mid capitalization companies. Small and mid capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and mid capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and mid capitalization companies may underperform large capitalization companies, may be harder to sell at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Risks of Large Cap Companies. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the Fund’s value may not rise as much as, or may fall more than, the value of Funds that focus on companies with smaller market capitalizations.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, natural disasters, terrorism and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, a Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. Currency fluctuations could add to investment gains or add to investment losses.

A number of countries in Europe have experienced, and may continue to experience, severe economic and financial difficulties. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Voters in the United Kingdom have approved withdrawal from the European Union. Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, and the imposition of currency controls or restrictions and speculation.

Focus Risk. To the extent that a Fund invests in a smaller number of issuers or emphasizes investments in particular industries or market sectors, the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting those issuers or companies in those industries or market sectors.

For example, industries in the financial segment, such as banks, insurance companies, and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation. Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes. Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions. Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

Derivatives Risk. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by a Fund. Using derivatives may increase the volatility of a Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on a Fund. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. A Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to a Fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulations may make using derivatives more costly, may limit their availability or utility, or otherwise adversely affect their performance, or may disrupt markets.

Portfolio Turnover Risk. If a Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of costs, as well as taxable income or capital gains.

Cybersecurity Risk. Cybersecurity failures or breaches by the Funds’ Adviser, transfer agent, distributor, custodian, Fund accounting agent, financial intermediaries and other service providers may disrupt Fund operations, interfere with a Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result.

Expense Risk. Your actual costs of investing in a Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Liquidity Risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of each Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Redemption Risk. Particularly during periods of declining or illiquid markets, a Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Each Fund also may use other strategies and engage in other investment practices described in the Funds’ SAI. The Adviser may decide, as a matter of investment strategy, not to use the investments and investment techniques described above and in the SAI at any particular time.

Also note that there are many other factors that could adversely affect your investment and that could prevent the Funds from achieving their goals, which are not described here. Please also see the Funds’ website, www.crmfunds.com, for more information about the Funds.

Comparison of the Funds’ Past Performance

The bar charts and the average annual total return tables below illustrate the risks and volatility of an investment in the Funds. The bar charts show changes in each Fund’s performance from calendar year to calendar year for Institutional Shares. The tables show how each Fund’s average annual total returns for one, five and ten years, both before and after taxes, compare with those of broad-based measures of market performance that have characteristics relevant to the Fund’s investment strategies. Total returns would have been lower had certain fees and expenses not been waived. Each Fund makes updated performance information available at the Fund’s website, www.crmfunds.com/funds-overview/performance-overview/, or at the following telephone number: 800-CRM-2883. Of course, a Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

CRM Large Cap Opportunity Fund

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
14.15%	(17.35)%
For the quarter ended June 30, 2009	For the quarter ended September 30, 2011

CRM All Cap Value Fund

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart
17.89%	(21.64)%
For the quarter ended June 30, 2009	For the quarter ended September 30, 2011

Average Annual Total Returns as of December 31, 2018

CRM Large Cap Opportunity Fund	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	(12.53)%	4.82%	9.77%
After Taxes on Distributions	(15.10)%	0.79%	6.83%
After Taxes on Distributions and Sale of Shares	(6.13)%	2.63%	7.13%
Investor Shares
Before Taxes	(12.82)%	4.55%	9.49%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	(8.27)%	5.94%	11.17%
Russell 1000 Index (reflects no deduction for fess, expenses or taxes)	(4.78)%	8.21%	13.27%

CRM All Cap Value Fund	1 Year	5 Years	10 Years
Institutional Shares
Before Taxes	(13.36)%	4.22%	10.32%
After Taxes on Distributions	(17.78)%	(0.48)%	7.44%
After Taxes on Distributions and Sale of Shares	(5.07)%	2.61%	8.05%
Investor Shares
Before Taxes	(13.74)%	3.96%	10.04%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	(8.58)%	5.77%	11.12%
Russell 3000 Index (reflects no deduction for fess, expenses or taxes)	(5.24)%	7.91%	13.17%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation, may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In that case, you may be taxed when you take a distribution from such plan, depending on the type of plan, the circumstances of your distribution and other factors. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

Investment Adviser

Each Fund’s investment adviser is Cramer Rosenthal McGlynn, LLC.

Portfolio Managers

Acquired Fund:

Robert Maina and Madeleine “Mimi” B. Morris jointly lead the team responsible for the day-to-day management of the Fund. Mr. Maina has served as a portfolio manager of the Fund since 2011. Ms. Morris has served as a portfolio manager of the Fund since 2014.

Acquiring Fund:

Jay B. Abramson and Robert Maina jointly lead the team responsible for the day-to-day management of the Fund. Mr. Abramson has served as a portfolio manager of the Fund since 2010. Mr. Maina has served as a portfolio manager of the Fund since 2017.

Management Fees

Each Fund pays an investment advisory fee to CRM, before waivers, at the following rates based on assets under management:

Acquired Fund:	0.55% of the Fund’s average daily net assets.

Acquiring Fund:	0.95% of the Fund’s first $1 billion of average daily net assets; 0.90% of the Fund’s next $1 billion of average daily net assets; and 0.85% of the Fund’s average daily net assets over $2 billion.

If shareholders approve the Reorganization, the Acquiring Fund’s investment advisory fee will be lowered such that the Fund will pay an investment advisory fee to CRM, before waivers, at the rate of 0.70% of the Fund’s average daily net assets.

For the fiscal year ended June 30, 2018 and the six month period ended December 31, 2018, the Acquired Fund paid fees (after any waivers and/or reimbursements) equal to 0.41% and 0.38%, respectively, of the Fund’s average daily net assets to CRM for its investment advisory services.

For the fiscal year ended June 30, 2018 and the six month period ended December 31, 2018, the Acquiring Fund paid fees (after any waivers and/or reimbursements) equal to 0.52% and 0.39%, respectively, of the Fund’s average daily net assets to CRM for its investment advisory services.

CRM may make payments to dealers, financial intermediaries or service providers out of its own resources, including revenue from the advisory fees received from the Funds. These payments may be made to compensate the recipient for marketing support services and/or shareholder service activities.

A discussion regarding the basis for the Board of Trustees’ approval of the continuation of the Funds’ management agreement is available in the Funds’ Annual Report for the fiscal year ended June 30, 2018.

Fiscal Year End

Each Fund’s fiscal year end is June 30.

Business

Each Fund is a diversified series of CRM Mutual Fund Trust, an open-end management investment company organized as a Delaware statutory trust.

Net Assets (as of 2/28/19) (unaudited)

Acquired Fund:	$33,286,457

Acquiring Fund:	$16,488,734

Reasons for the Reorganization

The Board of Trustees believes that the proposed Reorganization is in the best interests of the shareholders of the Acquired Fund for several reasons. The Trustees considered the following matters, among others, in approving the Reorganization.

First, the Board considered the similarities and differences in the Funds’ investment objectives and principal investment strategies. The Board considered that your Fund and the Acquiring Fund have the same investment objective of long-term capital appreciation. The Board noted that your Fund and the Acquiring Fund are each advised using CRM’s value-oriented investment philosophy. The Board noted that there is significant overlap in the Funds’ investments. The Board noted that, as of December 31, 2018, the Funds held in common 28 of the 33 securities held by your Fund (73% of your Fund’s net assets) and the 39 securities held by the Acquiring Fund (73% of the Acquiring Fund’s net assets). However, the Board also noted that there are differences between the investment strategies of your Fund and the Acquiring Fund, including, among other things, that the Acquiring Fund invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies that are publicly traded on a U.S. securities market, and may invest in securities any market capitalization, whereas your Fund invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Value Index (“large cap companies”) that are publicly traded on a U.S. securities market.

Second, the Board considered that the performance of the Acquiring Fund was better than the performance of your Fund for the ten-year period ended December 31, 2018, and lower than the performance of your Fund for the one-year and five-year periods ended December 31, 2018.

Third, the Board considered that the Acquiring Fund pays a higher management fee than your Fund. Your Fund currently pays a management fee of 0.55% of the Fund’s average daily net assets. The Board noted that, if, shareholders approve the Reorganization, the Acquiring Fund will pay a management fee of 0.70% of the Fund’s average daily net assets. The Board noted that the Acquiring Fund invests to a greater degree than your Fund in small- and mid-cap securities, and that investing in small- and mid-cap securities can involve significantly more research and analysis than investing primarily in large-cap securities.

Fourth, the Board considered that the total operating expenses of the combined Fund following the completion of the Reorganization are currently anticipated to be higher than the total operating expenses of your Fund. The Board noted that your Fund currently pays net annual Fund operating expenses of 0.91% and 0.66% of the average daily net assets (after fee waivers and expense reimbursements) of Investor Shares and Institutional Shares of the Fund, respectively. The Board noted that, if shareholders approve the Reorganization, it is currently anticipated that the combined Fund will pay net annual Fund operating expenses of 1.42% and 1.17% of the average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively. The Board noted that, if shareholders approve the Reorganization, CRM has contractually agreed to waive a portion of its fees and to assume certain expenses of the combined Fund to the extent that the total annual Fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired Fund fees and expenses, exceed 1.45% and 1.20% of average daily net assets of Investor Shares and Institutional Shares of the Fund, respectively.

In considering the differences between the Funds’ investment strategies and the higher fees and expenses of the Acquiring Fund, the Board noted that CRM no longer intends to support a large-cap focused investment strategy. The Board noted that, if shareholders do not approve the Reorganization, it is anticipated that your Fund will be liquidated. The Board concluded that it is in the best interests of shareholders to offer them an opportunity to continue investing in a mutual fund that is advised by CRM using CRM’s investment philosophy and proprietary research. The Board also considered that shareholders would receive information regarding the Reorganization and would have the ability to vote against the Reorganization. The Board also noted that, if the Reorganization is approved by shareholders, shareholders would have the opportunity to redeem their shares of the Acquired Fund prior to the Closing Date if they determine that they do not wish to become shareholders of the combined Fund.

Fifth, the Board considered that the Reorganization, itself, generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by your Fund, the Acquiring Fund or by the shareholders of either Fund. The Board concluded that the expected tax consequences of the Reorganization were consistent with a determination that the Reorganization is in the best interests of shareholders.

Sixth, the Board considered that your Fund would bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Proxy Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees, and any proxy solicitation costs (“Reorganization Costs”), and the Acquiring Fund would likewise bear approximately 25% of the Reorganization Costs. The Board considered that CRM would bear the remaining 50% of the expenses incurred in connection with the Reorganization. The Board concluded that the allocation of Reorganization Costs was consistent with a determination that the Reorganization is in the best interests of shareholders.

Seventh, the Board considered the potential benefits to CRM resulting from the Reorganization. If shareholders approve the Reorganization, CRM will continue to manage the assets of your Fund’s shareholders as shareholders of the combined Fund. In addition, CRM might achieve cost savings from managing one larger Fund compared to managing more than one Fund with similar investment strategies. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one Fund instead of two. The Board believes that the Reorganization, in the long-term, could result in a decrease in the combined Fund’s non-management expenses.

BOARDS’ EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees of your Fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees of your Fund, including the Independent Trustees, determined that the Reorganization is in the best interest of your Fund and that the interests of your Fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund, including the Independent Trustees, approved the Reorganization. The Board of Trustees of the Acquiring Fund, including the Independent Trustees, also determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees of your Fund recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of February 28, 2019, and the pro forma combined capitalization of the combined Fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the Funds between February 28, 2019 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Funds during the same period.

	CRM Large Cap Opportunity Fund (February 28, 2019)	CRM All Cap Value Fund (February 28, 2019)	Combined CRM All Cap Value Fund Pro Forma Adjustments(1) (February 28, 2019)	Pro Forma Combined CRM All Cap Value Fund (February 28, 2019)

Net Assets
Investor Shares	$7,993,721	$4,301,607	$(4,385)	$12,290,943
Institutional Shares	$25,292,736	$12,187,127	$(28,850)	$37,451,013
Total Net Assets	$33,286,457	$16,488,734	$(33,235)	$49,741,956

Net Asset Value Per Share
Investor Shares	$8.52	$6.79	--	$6.79
Institutional Shares	$8.53	$6.95	--	$6.95

Shares Outstanding
Investor Shares	938,405	633,144	239,093	1,810,642
Institutional Shares	2,965,307	1,752,706	674,127	5,392,140

(1)

The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Acquired Fund and the Acquiring Fund. The expenses of the Reorganization borne by the Funds are estimated in the aggregate to be $33,235

It is impossible to predict how many shares of the combined Fund will actually be received and distributed by your Fund on the Closing Date. The table should not be relied upon to determine the amount of combined Fund shares that will actually be received and distributed.

OTHER IMPORTANT INFORMATION

CONCERNING THE REORGANIZATION

Portfolio Securities

It is not necessary to dispose of securities to effect the Reorganization. However, after the closing of the Reorganization, management will continue to analyze and evaluate the portfolio securities of the combined Fund, and it is possible that there may be dispositions of portfolio securities of the combined Fund following the Reorganization. Consistent with the combined Fund’s investment objective and policies, any restrictions imposed by the Code and in the best interests of the shareholders of the combined Fund, management will influence the extent and duration to which the portfolio securities of your Fund and the Acquiring Fund will be maintained by the combined Fund. The disposition of portfolio securities also may result in significant brokerage expense to the combined Fund. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined Fund may result in a capital gain or loss. As noted above, the actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined Fund’s ability to use any available tax loss carryforwards.

Tax Capital Loss Carryforwards

Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses from any taxable year to offset its capital gains. Presently, neither Fund has net capital loss carryforwards from their prior taxable years. For the period ending on the Closing Date, each Fund may have net realized capital gains or losses, and as of the Closing Date a Fund may also have net unrealized capital gains or losses.

The Reorganization may result in a number of additional limitations on the combined Fund’s ability to use realized and unrealized losses of the combining Funds. The discussion below describes the limitations that may apply based on the Funds’ tax attributes and relative net asset values as of December 31, 2018. Since the Reorganization is not expected to close until June 21, 2019, the net current-year realized capital gains and losses and net unrealized capital gains and losses and the effect of the limitations described may change significantly between now and the completion of the Reorganization. Further, the ability of your Fund and the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

First, in the tax year of the combined Fund in which the Reorganization occurs, the combined Fund will be able to use carryforwards of your Fund’s capital losses (including from your Fund’s short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined Fund’s capital gains for such tax year, based on the number of days remaining in the combined Fund’s tax year after the Closing Date.

Second, the Reorganization may result in limitations on the combined Fund’s ability to use loss carryforwards of the Acquiring Fund, a portion of losses recognized by the Acquiring Fund in the taxable year in which the Reorganization occurs, and, in certain cases, a net unrealized loss inherent in the assets of the Acquiring Fund at the time of the Reorganization. This limitation will apply if the Acquiring Fund’s shareholders own less than 50% of the combined Fund immediately after the

Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitations may be carried forward, subject to the generally applicable limitations on the carryforward of losses. The aggregate annual limitation described in this paragraph for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the Reorganization (as of December 31, 2018, the annual limitation would be $368,072). This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Third, if the Acquired Fund or the Acquiring Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the combined Fund may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund. This limitation will generally apply if the Acquiring Fund’s or the Acquired Fund’s unrealized capital gains as of the date of the Reorganization are greater than $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

As of December 31, 2018, the Funds had the following current-year net realized capital gains and net unrealized losses:

Fund	Current Year Realized Capital Gains	Net Unrealized Losses
CRM Large Cap Opportunity Fund	$1,690,875	$(3,089,248)
CRM All Cap Value Fund	$854,535	$(1,050,209)

Fourth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined Fund, rather than only the shareholders of the combining Fund that incurred the loss. Even if a particular limitation described above would not be triggered solely by the Reorganization, the limitation may be triggered by the Reorganization and one or more other transactions entered into by the Acquiring Fund or the Acquired Fund. By reason of the foregoing rules, shareholders of the Acquired Fund that are not generally exempt from federal income taxation may pay more taxes, or pay taxes sooner, than they otherwise would have if the Reorganization did not occur.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

•	The Reorganization is scheduled to occur as of the close of business on June 21, 2019 but may occur on such earlier or later date as the parties may agree to in writing.

•

The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of your Fund’s liabilities. The net asset value of both Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

•

The Acquiring Fund will issue Investor Shares and Institutional Shares to the Acquired Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s Investor Shares and Institutional Shares, respectively.

•

Shares of the Acquiring Fund will immediately be distributed to you on a class-by-class basis in proportion to the relative net asset value of your holdings of shares of each class of the Acquired Fund on the Closing Date. As a result, shareholders of the Acquired Fund’s Investor Shares and Institutional Shares will end up as shareholders of Investor Shares and Institutional Shares, respectively, of the Acquiring Fund. The shares of each class of Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as your holdings of shares of the corresponding class of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each Fund will be determined using the CRM Funds’ valuation policies and procedures. Each Fund’s valuation policies and procedures are identical.

•	After the shares are issued, the Acquired Fund will be dissolved.

•

Neither Fund charges sales charges or redemption fees. No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

•

The Reorganization, itself, generally is not expected to result in gain or loss being recognized for federal income tax purposes by shareholders of either Fund, or by either your Fund or the Acquiring Fund, except as set forth below under the heading “Tax Status of the Reorganization.” The Reorganization will not take place unless both Funds receive a tax opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, as described below under the heading “Tax Status of the Reorganization”.

Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Proxy Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy.

Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of the Acquired Fund’s shares and will evidence ownership of shares of the combined Fund. The combined Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 7).

The obligations of your Fund and the Acquiring Fund are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your Fund in accordance with the provisions of the Trust’s declaration of trust and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of Morgan, Lewis & Bockius LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

Termination of Agreement and Plan of Reorganization. The Board of Trustees of either Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your Fund have already approved it) at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the applicable Fund.

Expenses of the Reorganization. Each Fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Proxy Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees (“Reorganization Costs”). CRM will bear the remaining 50% of the Reorganization Costs.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by each Fund of an opinion from Morgan, Lewis & Bockius LLP, counsel to the Funds, substantially to the effect that, for federal income tax purposes:

•

The transfer to the Acquiring Fund of all of your Fund’s assets in exchange solely for the issuance of the Acquiring Fund’s shares to your Fund and the assumption of all of your Fund’s liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund’s shares to the shareholders of your Fund in complete liquidation of your Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and each of your Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Internal Revenue Code;

•

No gain or loss will be recognized by your Fund in the Reorganization upon (1) the transfer of all of its assets to the Acquiring Fund and the assumption of all of its liabilities by the Acquiring Fund as described above or (2) the distribution by your Fund of the Acquiring Fund’s shares to your Fund’s shareholders in complete liquidation of your Fund, except for (A) any gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Internal Revenue Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Internal Revenue Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of your Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Internal Revenue Code;

•

The tax basis in the hands of the Acquiring Fund of the assets of your Fund transferred to the Acquiring Fund in the Reorganization will be the same as the tax basis of the assets in the hands of your Fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your Fund on the transfer;

•

The holding period in the hands of the Acquiring Fund of each asset of your Fund transferred to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the holding period of that asset in the hands of your Fund (except where investment activities of the Acquiring Fund will have the effect of reducing or eliminating the holding period with respect to an asset);

•

No gain or loss will be recognized by the Acquiring Fund upon its receipt of your Fund’s assets solely in exchange for shares of the Acquiring Fund and the assumption of your Fund’s liabilities as part of the Reorganization;

•	You will not recognize gain or loss upon the exchange of your shares for shares of the Acquiring Fund as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the shares of your Fund that you surrender in the exchange; and

•

The holding period of the Acquiring Fund shares you receive in the Reorganization will include the holding period of the shares of your Fund that you surrender in the exchange, provided that you hold the shares of your Fund as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your Fund and the Acquiring Fund. The condition that each Fund receives such an opinion may not be waived by either Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Immediately prior to the Reorganization, your Fund is expected to declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your Fund’s shareholders all of your Fund’s investment company taxable income (computed without regard to the dividends-paid deduction), all of its net tax-exempt income, and all of its net capital gain (after deduction of any available capital loss carryover) for taxable years ending on or prior to the Closing. The amount of such distribution is estimated as of February 28, 2019 to be as set forth in the table below. The amount set forth in the table below is an estimate based on your Fund’s income and capital gains expected to be realized as if its taxable year ended on the Closing Date. Amounts actually distributed to shareholders immediately prior to the Reorganization may be higher or lower than the amounts set forth in the table below.

Fund	Distribution Amount (per share)
CRM Large Cap Opportunity Fund	$ –

Any such distributions will generally result in taxable income to you.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote. A quorum is required to conduct business at the Meeting. With respect to your Fund, 40% of the outstanding shares of your Fund entitled to cast votes at the Meeting constitutes a quorum; however, since the proposal must be approved by “a majority of the outstanding voting securities,” as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted votes to approve the proposal with respect to your Fund. For this purpose, a “majority of the outstanding shares of your Fund” means the affirmative vote of the lesser of:

(1)	67% or more of the shares of your Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of your Fund entitled to vote are present or represented by proxy, or

(2)	more than 50% of the outstanding shares of your Fund.

The table below shows how shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.
Signed Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at Meeting for purposes of quorum.	Voted “for” the proposal.
Broker Non-Vote (where the underlying holder had not voted and the broker does not have discretionary authority to vote the shares)	Considered “present” at Meeting for purposes of quorum.	Broker non-votes do not count as a vote “for” the proposal and effectively result in a vote “against” the proposal.
Signed Proxy with Vote to Abstain	Considered “present” at Meeting for purposes of quorum.	Abstentions do not constitute a vote “for” the proposal and effectively result in a vote “against” the proposal.

If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, and your Fund will continue to engage in business as a separate mutual Fund and the Board of Trustees will consider what further action may be appropriate. It is anticipated that, if shareholders do not approve the Reorganization, the Acquired Fund will be liquidated.

ADDITIONAL INFORMATION ABOUT THE FUNDS

MANAGEMENT OF THE FUNDS

The Board of Trustees of the CRM Mutual Fund Trust has oversight responsibility of the management, activities and affairs of the Funds and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by each Fund and its shareholders.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC, 520 Madison Avenue, 20th Floor, New York, New York 10022, serves as the investment adviser to each Fund. As a Fund’s investment adviser, CRM has the overall responsibility for directing the Fund’s investments. CRM and its predecessors have managed equity investments for mutual Funds, public Funds, corporate pension plans, educational, community, religious and private endowments and foundations as well as for individuals, in a value oriented style across a broad range of market capitalizations, and have been in business for more than 45 years. CRM has advised the CRM Funds and their predecessors since each Fund’s inception. As of December 31, 2018, CRM had approximately $4.2 billion of assets under management.

PORTFOLIO MANAGERS

Jay B. Abramson, CEO & Co-CIO, and Brian Harvey, CFA, Co-CIO and Director of Research are responsible for the overall management of the CRM Funds. The investment research team for all of the CRM Funds consists of 13 individuals, with an average of 19 years investment and financial experience. The portfolio managers who have responsibility for the day-to-day management of the Funds, together with their business experience for at least the past five years, are set forth below.

Fund Name	Portfolio Manager(s)

CRM Large Cap Opportunity Fund	Robert Maina Madeleine “Mimi” B. Morris

CRM All Cap Value Fund	Jay B. Abramson Robert Maina

Jay B. Abramson—Chief Executive Officer, Co-Chief Investment Officer

Mr. Abramson has been with CRM since 1985. He is a member of the firm’s Executive Committee and serves as Chief Executive Officer. He also serves as co-Chief Investment Officer of the firm’s research team. He is also a portfolio manager and senior research analyst. Prior to CRM, Mr. Abramson earned his CPA. He received a BSE from The Wharton School of the University of Pennsylvania and a JD from the University of Pennsylvania Law School. He is a Trustee and Chairman of the Investment Committee for Montefiore Medical Center and is on the Board of Overseers of the University of Pennsylvania’s School of Design.

Robert Maina—Vice President

Mr. Maina, with twenty-five years of financial and investment experience, is a portfolio manager and a senior research analyst in CRM’s investment group. Prior to joining the firm in 2005, Mr. Maina worked at Copper Beech Capital Management, a long/short Fund focusing on the technology sector, and also CIBC World Markets, Donaldson, Lufkin & Jenrette and Arthur Andersen & Company LLP. He received a BS from Fairfield University’s School of Business.

Madeleine “Mimi” B. Morris—Vice President

Ms. Morris, with seventeen years of financial and investment experience, is a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm in 2010, she was a Director at Telsey Advisory Group where she was an equity analyst and consultant. She has also worked at Merrill Lynch, Columbia House Company and Donaldson, Lufkin, and Jenrette. Ms. Morris received a BA from Williams College and an MBA from Columbia Business School.

The SAI provides additional information about compensation of the portfolio managers listed above, the other Funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Funds.

OTHER SERVICE PROVIDERS

Distributor: ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. As distributor, ALPS Distributors, Inc. distributes each Fund’s shares.

Administrator and Accounting Agent: BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809. As administrator and accounting agent, BNY Mellon provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund’s NAV.

Custodian: The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, New York 11217. The Bank of New York Mellon handles each Fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund’s NAV.

Transfer Agent: BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581. The transfer agent handles shareholder services, including recordkeeping and statements, payment of distributions and processing of Fund share buy and sell requests.

Intermediaries: Brokers or other financial intermediaries that have made arrangements with or offer shares of the Funds.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is contained in the SAI.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The net asset value (“NAV”) of each class of each Fund is calculated as of the scheduled close of regular trading on the New York Stock Exchange (the “Exchange”) (currently 4:00 p.m., Eastern time), on each business day (i.e., a day that the Exchange and the Funds’ transfer agent are open for business)

(a “Business Day”). If the Exchange closes at another time, each Fund will calculate its NAV as of the scheduled closing time. The price at which a purchase, redemption or exchange request is effected is based on the next calculation of NAV after the request is received in good order by an authorized broker or financial institution or the Funds’ transfer agent. The NAV for each class of a Fund is calculated by adding the value of all securities and other assets in a Fund attributable to the class, deducting the liabilities attributable to the class and dividing the balance by the number of outstanding class shares in that Fund. NAV will not be determined on days that are not Business Days.

The Funds generally value their equity securities and certain derivatives based on market prices determined as of the scheduled close of regular trading on the Exchange. The valuations of securities traded on foreign markets will generally be determined as of the earlier closing time of the markets on which they primarily trade. Equity securities and certain derivative instruments that are not traded on the date of valuation are valued at the mean between the last bid and asked prices. A Fund’s currency valuations, if any, are also done at the close of regular trading on the Exchange. These prices normally are supplied by a pricing service. Investments in other open-end investment companies, if any, are valued at such investment company’s current day closing net asset value per share.

The prices that the Funds use may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees. The Funds may use fair value methodologies for, among other things, the following investments: (i) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (ii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iii) a security that is thinly traded; (iv) a security whose issuer is in default or bankruptcy proceedings; (v) a security affected by extreme market conditions; (vi) a security affected by currency controls or restrictions; (vii) a security that is subject to local government-imposed restrictions; (viii) a foreign security that has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; and (ix) a security whose issuer is affected by a significant event that occurs after the close of the markets on which the security is traded but before the time as of which the Funds’ net asset value is computed and that may materially affect the value of the security. Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Each Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities trading on a foreign exchange on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time.

Valuing securities using fair value methodologies involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund, when using fair value methods to price securities, may value those securities higher or lower than another Fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings could change at a time when you are not able to buy or sell Fund shares. In addition, trading in some of the foreign securities held by a Fund may not occur on days when the Funds are open for business.

PURCHASE OF SHARES

Fund shares are offered on a continuous basis. The Funds do not charge any sales charges.

Each Fund offer Investor Shares and Institutional Shares. Investor Shares and Institutional Shares have different minimum investment requirements, fees and expenses.

The minimum initial investment in Investor Shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”), or automatic investment plans). The minimum additional investment for direct investors in each Fund’s Investor Shares is $50. Investor Shares are subject to a shareholder service fee. You may purchase shares directly from the Fund as specified below. Shares of the Funds are also available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified financial intermediaries that have made contractual arrangements to offer Fund shares (each an “Intermediary” and collectively “Intermediaries”).

The minimum initial investment in Institutional Shares of a Fund is $1,000,000. Institutional Shares of the Funds are offered only to those investors who invest in a Fund through an Intermediary or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. There is no minimum amount for additional investments in Institutional Shares. Unlike Investor Shares, Institutional Shares are not subject to a shareholder service fee.

Your Intermediary may impose higher investment minimums. A Fund, in its sole discretion, may waive the minimum initial investment to establish certain accounts.

If you are investing in the Fund through an Intermediary or through a retirement plan, you generally may buy and sell shares and complete other transactions only through the Intermediary or retirement plan’s account. The policies and fees charged by an Intermediary may be different than those charged by a Fund. An Intermediary may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Purchase of Shares From the Funds

By Mail. You may purchase shares by sending a check drawn on a U.S. bank payable to the CRM Funds, indicating the name of the Fund, along with a completed application (provided with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number and the class of shares being purchased. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the Funds are collected. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular Mail:	Overnight Mail:

CRM Funds	CRM Funds
BNY Mellon Investment Servicing (US) Inc.	BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9812	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Please note that there may be a delay in receipt by the transfer agent of purchase requests submitted by regular mail to a post office address.

By Wire. You may purchase shares by wiring federal Funds immediately available. Please call BNY Mellon Investment Servicing Trust Company at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire Funds to:

CRM Funds

Bank Name: Bank of New York Mellon

ABA: 011001234

Credit: 000073-3822

BNY Mellon Investment Servicing (US) Inc.

as Agent for the CRM Funds

Further Credit: Beneficiary Name

Beneficiary Fund/Account Number

If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above.

Additional Information Regarding Purchases

Your purchase order must be received by the scheduled close of regular trading on the Exchange on any Business Day to purchase shares at that day’s NAV. Purchase orders received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day.

If you place an order to an Intermediary, it is the responsibility of the Intermediary, rather than the Fund, to transmit your order for the purchase of shares to the Fund’s transfer agent. The Intermediary may impose an earlier deadline for submitting your purchase order. Please consult your Intermediary for additional information.

For information on other ways to purchase shares, including through an IRA, or an automatic investment plan, please refer to the SAI.

The Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Funds will not accept third party checks.

Federal Law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder’s identity.

If you invest through an Intermediary, that Intermediary may charge you a commission or other fees in an amount determined and separately disclosed to you by that Intermediary. Because the Funds are not party to any commission arrangement between you and your Intermediary, any transaction in shares of a Fund will be made by the Fund at the applicable net asset value (before imposition of the sales commission). Any commissions or other fees charged by an Intermediary are not reflected in the fees and expenses listed in each Fund’s fee table or expense example in this prospectus nor are they reflected in the performance in the Fund’s bar chart and table in this prospectus because these commissions or fees are not charged by the Fund

REDEMPTION OF SHARES

You may sell your shares on any Business Day. Redemption requests received by an Intermediary or the Funds’ transfer agent in good order before the scheduled close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the scheduled close of trading on that day. Redemption requests received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day. An Intermediary may impose a fee upon redemptions of Fund shares. Please consult your Intermediary. It is the responsibility of each Intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis.

To be in “good order” a redemption request must include:

•	Your account number;

•	The amount of the transaction (in dollars or shares);

•	Signatures of all owners exactly as registered on the account (for requests by mail);

•	Signature guarantees, for mail requests only; and

•	Any supporting legal documentation that may be required.

Redemption checks are normally mailed on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the next Business Day following receipt by the Funds’ transfer agent of redemption instructions in good order, but never later than 7 days following such receipt.

If you purchased your shares through an account with an Intermediary, you should contact the Intermediary for information relating to redemptions.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for a Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, the Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through a committed, unsecured credit facility (if available) and other borrowing arrangements that may be available from time to time.

The Funds reserve the right to make redemptions “in kind”—payments of redemption proceeds in portfolio securities rather than cash—if the amount redeemed is large enough to affect a Fund’s operations (for example, if it represents more than 1% of a Fund’s assets) or the Fund otherwise reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders. If the Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By Mail. If you redeem your shares by mail, for amounts of $50,000 or more, you should submit written instructions with a “signature guarantee.” A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. Your written instructions must include the Fund name, your Fund account number, your printed name and your signature and should be mailed with your signature guarantee to:

Regular Mail:	Overnight Mail:

CRM Funds	CRM Funds
BNY Mellon Investment Servicing (US) Inc.	BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9812	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Please note that there may be a delay in receipt by the transfer agent of redemption requests submitted by regular mail to a post office address.

By Telephone. In order to be eligible to redeem shares by telephone, you must check the appropriate box on the Funds’ application form. To redeem shares by telephone, please call BNY Mellon Investment Servicing (US) Inc. at (800) CRM-2883 for instructions. A telephone request to sell shares must be received prior to the close of the Exchange. If you telephone your request to the Funds’ transfer agent after the Exchange closes or on a day when the Exchange is not open for business, the Fund cannot accept your request and a new one will be necessary. The Funds will employ reasonable procedures to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. Neither the Funds nor their transfer agent will be responsible if they act on telephone instructions they reasonably believe to be genuine.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Redemption proceeds may be wired to your pre-designated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Redemption proceeds may also be mailed to your bank or, for amounts of $100,000 or less, mailed to your Fund account address of record if the address has been established for at least 30 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a signature guarantee. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund’s shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right to withhold the redemption proceeds until it has reasonable grounds to believe that the check has been collected.

Small Accounts.

If the value of your investment in a Fund falls below $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts, a Fund may ask you to increase your balance. If the account value is still below $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $2,500 for Investor Share accounts or $1,000,000 for Institutional Share accounts solely as a result of a reduction in your account’s market value.

The Funds reserve the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

EXCHANGE OF SHARES

You may exchange all or a portion of shares in a Fund for shares of the same class of another Fund (if that Fund permits exchanges). You may also exchange all or a portion of your Investor Shares of a

Fund for Institutional Shares in the same Fund, subject to Meeting the minimum investment requirements for Institutional Shares. The Funds reserve the right to reject any exchange request at any time and for any reason, without prior written notice.

Exchange requests received by an Intermediary or the Fund’s transfer agent in good order before the scheduled close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the scheduled close of trading on that day. Exchange requests received after the scheduled close of regular trading on the Exchange will be priced as of the scheduled close of regular trading on the following Business Day.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund and share class into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder’s account of less than $2,500 for Investor Share accounts ($1,000 for IRAs or automatic investment plans) or $1,000,000 for Institutional Share accounts. See “Taxes” for a discussion of the tax effect of an exchange of shares for shares of the same class of another CRM Fund. An exchange of Investor Shares for Institutional Shares in the same Fund will not result in the recognition of gain or loss for federal income tax purposes.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with an Intermediary, contact the Intermediary. Generally, all written requests must be signed by all owners and must include any required signature. The Funds may terminate or modify the exchange offer described here and will give you 60 days’ notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares or Institutional Shares to be acquired through an exchange may be legally made.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all Fund shareholders. In particular, frequent trading can (i) force a Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example some small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders using arbitrage strategies can profit at the expense of long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Funds.

The Board of Trustees of the Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds’ policy is intended to discourage excessive trading in a Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Funds reserve the right to reject any purchase order or exchange request at any time and for any reason, without prior written notice. The Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Funds may consider an investor’s trading history in any of the Funds, including the person’s trading history in any accounts under a person’s common ownership or control.

The Funds will generally monitor trading activity within a 90-day period. The Funds may consider trading activity over a longer period than 90 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and may consider trading activity in multiple accounts under common ownership, control or influence.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Adviser will seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The Funds’ policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders, whether an individual account or omnibus accounts maintained by Intermediaries in which the Intermediaries aggregate orders of multiple investors and forward the aggregated orders to the Funds. The Funds or ALPS Distributors, Inc. (the “Distributor”), in accordance with applicable law, enter into agreements with Intermediaries requiring the Intermediaries to provide certain information to help identify excessive trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Nonetheless, the Funds’ ability to identify and deter frequent purchases and redemptions of a Fund’s shares through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the Intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Funds.

DIVIDENDS AND DISTRIBUTIONS

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are generally declared and paid to you annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

Federal Income Taxes. As long as a Fund meets the requirements for treatment as a “regulated investment company,” it pays no federal income tax on the earnings and gains it distributes to shareholders. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions it pays that year.

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of a Fund’s net capital gain are taxable to you as long-term capital gain, when reported by the Fund as capital gain dividends, regardless of the length of time you have held your shares. Long-term capital gains are generally taxable to non-corporate shareholders at U.S. federal income tax rates of up to 20%. Certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at long-term capital gain rates generally to the extent derived from “qualified dividend income” of a Fund. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations will be “qualified dividend income” if that stock is readily tradable on an established U.S. securities market. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. A portion of dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You should be aware that if you purchase Fund shares shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

It is generally a taxable event for you if you redeem, sell or exchange shares of a Fund. Depending on the tax basis of the shares being redeemed, sold or exchanged and the sale price of the shares you redeem or sell, or the value of shares you receive in an exchange, you may have a taxable gain or loss on the transaction. An exchange between classes of shares of the same Fund normally is not taxable. You are responsible for any tax liability generated by your transactions.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

If you are neither a citizen nor a resident of the United States, a Fund in which you invest will generally withhold U.S. federal income tax at the rate of 30% (or lower applicable treaty rate) on taxable dividends and certain other payments (but not including distributions of net capital gains). The 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

Each Fund is also required in certain circumstances to apply backup withholding on taxable dividends (including capital gain dividends), redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including any non-corporate shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and, after December 31, 2018, to redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

State and Local Income Taxes. You should consult your tax advisor concerning the state and local tax consequences of an investment in a Fund, which may be different from those under federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in the SAI.

You should consult your own independent tax advisor and seek advice based on your particular circumstances as to the specific consequences under Federal tax law, and under other tax laws, such as foreign, state or local tax laws, of an investment in a Fund, which are not addressed here.

DISTRIBUTION ARRANGEMENTS

The Distributor manages the Funds’ distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into agreements with Intermediaries to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES—INVESTOR SHARES

The Board of Trustees has adopted a shareholder service plan authorizing Investor Shares of each Fund to pay shareholder service providers an annual fee not exceeding 0.25% of the Fund’s average daily net assets of its Investor Shares, to compensate shareholder service providers who maintain a service relationship with shareholders of the Fund’s Investor Shares. Service activities provided by service providers under this plan include, but are not limited to, (a) answering shareholder inquiries, (b) assisting in designating and changing dividend options, account designations and addresses, (c) establishing and maintaining shareholder accounts and records, (d) assisting in processing Fund share purchase, exchange and redemption transactions, (e) arranging for the wiring of Funds relating to transactions in Fund shares; (f) transmitting and receiving Funds in connection with shareholder orders to purchase, exchange or redeem shares; (g) verifying and guaranteeing shareholder signatures in connection with redemption orders, transfers among and changes in shareholder-designated accounts; (h) providing periodic statements showing a shareholder’s account balances, (i) furnishing on behalf of the Funds’ distributor periodic statements and confirmations of all purchases, exchanges, and redemptions of Fund shares, (j) transmitting proxy statements, annual reports, updating prospectuses and other communications from the Funds to shareholders, (k) receiving, tabulating and transmitting to the Funds proxies executed by shareholders, (l) providing reports containing state-by-state listings of the principal residences of the beneficial owners of Fund shares, (m) completing all customer identification procedures in relation to the shareholders under the Funds’ anti-money laundering program, (n) providing to shareholders all privacy notices, and (o) providing other services requested by shareholders of Investor Shares. The Adviser may provide services to some holders of Investor Shares and receive the applicable shareholder service fee or may remit all or a portion of shareholder service fees to an Intermediary.

SUB-TRANSFER AGENT FEES—INSTITUTIONAL SHARES

Institutional Shares of each Fund are sold through certain Intermediaries that provide accounting, recordkeeping and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these Intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Fund’s agent, remits these payments to the Intermediaries. In some cases, where the sub-transfer agency fees of an Intermediary are greater than the amounts paid to CRM by the Funds for that Intermediary, CRM may pay the balance of those fees itself.

ADDITIONAL PAYMENTS

The Adviser may pay, out of its own assets, compensation to Intermediaries in connection with the sale and distribution of shares of the Funds and/or shareholder service. These payments (“Additional Payments”) would be in addition to the payments by the Funds described in this Prospectus for shareholder servicing or sub-transfer agent and recordkeeping services. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Funds and payments for providing extra employee training and information relating to the Funds; “listing” fees for the placement of the Funds on an Intermediary’s list of mutual Funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Funds; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Please contact your Intermediary for information regarding any additional payments they may receive.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the Acquiring Fund’s financial performance for the past five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Investor Shares or Institutional Shares of the Acquiring Fund (assuming reinvestment of all dividends and distributions).

For financial statement purposes with respect to the Reorganization, the Acquiring Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquiring Fund’s operating history will be used for financial reporting purposes after consummation of the Reorganization.

The information below, except for the financial highlights for the six months ended December 31, 2018, has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the Fund’s annual report along with the Fund’s financial statements. The Acquiring Fund’s annual and semi-annual reports are available upon request.

	Six Months Ended December 31, 2018 (unaudited)(1)	For the Years Ended June 30,
		2018	2017	2016	2015	2014
CRM ALL CAP VALUE FUND—Investor Shares
Net Asset Value—Beginning of Year	$8.81	$9.28	$8.32	$10.72	$12.99	$11.88

Investment operations:
Net investment income (loss)(2)	— (3)	(0.01)	0.03	0.06	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	(1.27)	1.00	1.32	(0.08)	0.51	2.23

Total from investment operations	(1.27)	0.99	1.35	(0.02)	0.50	2.25

Distributions to shareholders:
From net investment income	—	—	(0.03)	(0.07)	(0.02)	(0.03)
From net realized gains on investments	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)

Total distributions to shareholders	(1.57)	(1.46)	(0.39)	(2.38)	(2.77)	(1.14)

Net Asset Value—End of Year	$5.97	$8.81	$9.28	$8.32	$10.72	$12.99

Total Return	(15.20)%	11.20%	16.66%	0.87%	5.48%	19.87%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%	1.45%
Expenses, excluding waiver/reimbursement	2.06%	1.93%	1.95%	1.76%	1.59%	1.45%
Net investment income (loss), including waiver/ reimbursement	(0.08)%	(0.07)%	0.36%	0.72%	(0.08)%	0.18%
Portfolio turnover rate	41%	72%	91%	91%	97%	76%
Net Assets at the end of year (000’s omitted)	$3,837	$4,694	$8,735	$19,708	$23,367	$41,279

(1)	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.
(3)	Amount represents less than $0.005.

	Six Months Ended December 31, 2018 (unaudited)(1)	For the Years Ended June 30,
		2018	2017	2016	2015	2014
CRM ALL CAP VALUE FUND—Institutional Shares
Net Asset Value—Beginning of Year	$8.98	$9.40	$8.44	$10.84	$13.10	$11.97

Investment operations:
Net investment income(2)	0.01	0.01	0.05	0.10	0.02	0.06
Net realized and unrealized gain (loss) on investments	(1.30)	1.03	1.33	(0.10)	0.53	2.24

Total from investment operations	(1.29)	1.04	1.38	—	0.55	2.30

Distributions to shareholders:
From net investment income	(0.01)	—	(0.06)	(0.09)	(0.06)	(0.06)
From net realized gains on investments	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)	(1.11)

Total distributions to shareholders	(1.58)	(1.46)	(0.42)	(2.40)	(2.81)	(1.17)

Net Asset Value—End of Year	$6.11	$8.98	$9.40	$8.44	$10.84	$13.10

Total Return	(15.10)%	11.63%	16.71%	1.21%	5.82%	20.16%

Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%	1.18%
Expenses, excluding waiver/reimbursement	1.81%	1.68%	1.73%	1.51%	1.35%	1.18%
Net investment income, including waiver/reimbursement	0.17%	0.18%	0.53%	1.10%	0.17%	0.43%
Portfolio turnover rate	41%	72%	91%	91%	97%	76%
Net Assets at the end of year (000’s omitted)	$10,827	$14,082	$13,675	$3,620	$6,316	$8,002

(1)	For the six months ended December 31, 2018. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Calculated using the average shares outstanding method.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your Fund; by personnel of CRM, by personnel of the Funds’ transfer agent, or by broker-dealer firms. CRM, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your Fund at a cost of approximately $4,000. CRM has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. The Funds will each pay an equal portion of the remaining 50% of the costs incurred in connection with the Reorganization.

Revoking Proxies

You may end the power of the proxy holders to vote your shares at the Meeting by: (i) so notifying your Fund in writing; (ii) signing a new and different proxy card (if your Fund receives it before the old one is used); (iii) voting your shares at the Meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on your proxy card, entering your control number, and revoking your previous vote.

Outstanding Shares

Only shareholders of record on April 5, 2019 (the “record date”) are entitled to notice of and to vote at the Meeting. As of the record date, the following shares of your Fund requesting a vote of its shareholders were outstanding:

CRM Large Cap Opportunity Fund	Shares Outstanding (as of April 5, 2019)

Investor Shares	[ ]
Institutional Shares	[ ]

Other Business

Your Fund’s Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposal 1. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments and Postponements

If, by the time scheduled for the Meeting, a quorum of shareholders of your Fund is not present or if a quorum is present but sufficient votes “for” the proposal have not been received, the persons named as proxies may propose an adjournment of the Meeting to another date and time, and the Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment. If the Meeting is postponed, your Fund will give notice of the postponed Meeting to its shareholders.

Proxy Card, Telephone and Internet Voting

In addition to soliciting proxies by mail, by fax or in person, your Fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card. You will be prompted to enter the control numbers on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy cards. You will be prompted to enter the control numbers on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Fund calls these persons the “proxy holders.”

You should read this Proxy Statement/Prospectus prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.

Shareholders’ Proposals

Your Fund is not required, and does not intend, to hold Meetings of shareholders each year. Instead, Meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next Meeting for shareholders must submit the proposal in writing, so that it is received by your Fund at 520 Madison Avenue, 20th Floor, New York, New York 10022 within a reasonable time before the Meeting.

Appraisal Rights

If your Fund’s Reorganization is approved at the Meeting, shareholders of your Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersede state law. Shareholders, however, have the right to redeem their Fund shares until the Closing Date of the Reorganization.

OWNERSHIP OF SHARES OF THE FUNDS

The following is a list of the holders of 5% or more of the outstanding shares of any class of a Fund as of February 28, 2019. Persons or organizations that own beneficially 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

CRM Large Cap Opportunity Fund
Record Holder	Share Class	Number of Shares	Percent of Class
SEI Private Trust Company c/o M&T Bank ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	Investor Shares	133,069	14.18%
Matthew Bloomgarden Brooklyn, NY 11249-1169	Investor Shares	70,907	7.56%
Keith Bloomgarden New Rochelle, NY 10804-3628	Investor Shares	66,933	7.13%
Rachel Spielman and Bryan Spielman, Trustees Maxwell Philip Spielmen 2003 Trust New York, NY 10024-3606	Investor Shares	55,287	5.89%
Rachel Spielman and Bryan Spielman, Trustees Olivia Eva Spielman 2005 Trust New York, NY 10024-3603	Investor Shares	48,767	5.20%
Howard Sohn and Ann Sohn, Trustees HF & AM Sohn Trust Kentfield, CA 94904-1644	Investor Shares	48,267	5.14%
RBC Investor Services Trust Hong Kong Limited, Trustee The Citi Hong Kong Retirement Plan 51 F. Central Plaza 18 Harbour Road Wanchai Hong Kong	Institutional Shares	1,217,185	43.19%
National Financial Services Corp. (FBO) Our Customers Attn: Mutual Fund Dept., 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	Institutional Shares	399,371	14.17%

CRM Large Cap Opportunity Fund
Record Holder	Share Class	Number of Shares	Percent of Class
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deerlake Drive East Jacksonville, FL 32246-6486	Institutional Shares	297,246	10.55%
Ronald H. McGlynn Garden City, NY 11530-0000	Institutional Shares	283,965	10.08%
Comerica Bank FBO Dingle P.O. Box 75000 Mail Code 3446 Detroit, MI 48275	Institutional Shares	16,951	6.03%

As of February 28, 2019, the Trustees and officers owned approximately the following percentages of Large Cap Opportunity Fund: 19.35% of Investor Shares and 13.37% of Institutional Shares.

CRM All Cap Value Fund
Record Holder	Share Class	Number of Shares	Percent of Class
SEI Private Trust Company c/o M&T Bank ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	Investor Shares	81,969	12.95%
Lauren B. Cramer & Douglas Cramer, Trustees Kimberly Germ-Cramer 2002 IRR Trust c/o Gerald B. Cramer White Plains, NY 10604	Investor Shares	72,578	11.46%
Jeremy Davidson New York, NY 10029-5649	Investor Shares	53,066	8.38%
SEI Private Trust Company c/o M&T Bank ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	Investor Shares	44,927	7.09%
SEI Private Trust Company c/o M&T Bank ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	Investor Shares	33,926	5.36%
National Financial Services Corp. (FBO) Our Customers Attn: Mutual Fund Dept., 4th Fl. 499 Washington Blvd. Jersey City, NJ 07310-2010	Institutional Shares	349,449	19.94%
SEI Private Trust Company c/o M&T Bank ID 337 Attn: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	Institutional Shares	246,255	14.05%
Ronald H. McGlynn Garden City, NY 11530-0000	Institutional Shares	221,070	12.61%

As of February 28, 2019, the Trustees and officers owned approximately the following percentages of All Cap Value Fund: 3.24% of Investor Shares and 12.61% of Institutional Shares.

EXPERTS

The financial highlights and financial statements of each Fund for the past five fiscal years are incorporated by reference into this Proxy Statement/Prospectus. Each Fund’s financial highlights and financial statements for the past five fiscal years have been audited by Ernst & Young LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

For investors who want more information on the Funds, the following documents are available free upon request:

Annual/Semi-Annual Reports:

These reports contain performance data and information on the Funds’ holdings and operating results for the Funds’ most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”):

The Funds’ SAI provides additional technical and legal descriptions of the Funds’ policies, investment restrictions, risks, and business structure.

The information in the SAI, and the independent registered public accounting firm’s report and financial statements in the Funds’ most recent annual report to shareholders, are incorporated into this prospectus by reference.

Copies of these documents and answers to questions about the Funds may be obtained, free of charge, by (i) visiting the Funds’ website at www.crmfunds.com, (ii) calling the Funds at 800-CRM-2883; and (iii) writing to the CRM Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

EXHIBIT A — FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the 21st day of June, 2019, by and among CRM Mutual Fund Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 520 Madison Avenue, 20th Floor, New York, New York 10022, on behalf of its series CRM All Cap Value Fund (the “Acquiring Fund”) and CRM Large Cap Opportunity Fund (the “Acquired Fund”), and, solely for purposes of paragraph 9.2 hereof, Cramer Rosenthal McGlynn, LLC (“CRM” or the “Adviser”). The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the “Funds” and individually as a “Fund.”

WHEREAS, it is intended that the transaction contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. The reorganization (the “Reorganization”) will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Investor Shares and Institutional Shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the “Closing Date”), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund, pro rata on a class-by-class basis, in redemption of their Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g).

WHEREAS, each of the Acquiring Fund and the Acquired Fund is a series of the Trust, a registered investment company classified as management company of the open-end type.

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

1.1      Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the “Acquired Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Trust, on behalf of the Acquiring Fund, agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund attributable to the corresponding class (determined as set forth in Paragraph 1.4) of the Acquired Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the “Assumed Liabilities”). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2      (a)      The Acquired Assets shall consist of all of the Acquired Fund’s property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) promulgated thereunder to the extent such records pertain to the Acquired Fund.

(b)      The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein or may be inconsistent with the Acquired Fund Tax Representation Certificate (as defined below) to be delivered in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3      The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

1.4      Immediately following the actions contemplated by paragraph 1.1, the Trust, on behalf of the Acquired Fund, shall take such actions as may be necessary or appropriate to complete the liquidation of the Acquired Fund. To complete the liquidation of the Acquired Fund, the Trust, on behalf of the Acquired Fund, shall, on or as soon after the Closing Date as is practicable (the “Liquidation Date”), liquidate the Acquired Fund, and distribute pro rata on a class-by-class basis to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of shares of beneficial interest in the Acquired Fund (the “Acquired Fund Shares”) held by such Acquired Fund Shareholder that has, in each case, an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the applicable class held of record by such Acquired Fund Shareholder on the Closing Date. Acquired Fund Shareholders shall receive Investor and Institutional Acquiring Fund Shares in exchange for Investor and Institutional Acquired Fund Shares, respectively. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Acquired Fund Shareholders and representing the respective numbers of the Acquiring Fund Shares of each class due to each such Acquired Fund Shareholder. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5      Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

1.6      Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7      Any reporting responsibility of the Trust with respect to the Acquired Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.           VALUATION

2.1      The NAV per share of each class of the Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). The Acquiring Fund Adviser shall compute the NAV per Acquiring Fund Share in the manner set forth in the Trust’s Agreement and Declaration of Trust (the “Declaration”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Declaration, or By-Laws, and the Acquired Fund’s then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

2.2      The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets (taking into account the assumption of the Assumed Liabilities) shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of the Acquired Fund Shares, as determined in accordance with Paragraph 2.1, by the NAV of an Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

2.3      The Acquiring Fund and the Acquired Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser or its agents in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.           CLOSING AND CLOSING DATE

3.1      The Closing Date shall be June 21, 2019, or such other earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

3.2      Any portfolio securities that are held other than in book-entry form in the name of The Bank of New York Mellon (the “Acquired Fund Custodian”) as record holder for the Acquired Fund shall be presented by the Acquired Fund to The Bank of New York Mellon (the “Acquiring Fund Custodian”) for examination no later than three (3) business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Any portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian’s records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3      The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Acquired Fund shall deliver within one business day after the Closing a certificate of an authorized officer stating that all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

3.4      If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Board of the Trust with respect to the Acquiring Fund and the Acquired Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

3.5      The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and U.S. federal tax withholding statuses of the Acquired Fund Shareholders (and any certificates reflecting that information) and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Trust’s records by such officers or one of the

Trust’s service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.           REPRESENTATIONS AND WARRANTIES

4.1        Except as set forth on Schedule 4.1 of this Agreement, the Trust, on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

(a)      The Acquired Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)      The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)      The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a material violation of, any provision of the Trust’s Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound;

(d)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

(e)      All material contracts or other commitments of the Acquired Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

(f)      The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended June 30, 2018, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, material weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g)      Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund’s prospectus or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended December 31, 2018, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund’s portfolio, a decline in net assets of the Acquired Fund as a result of redemptions or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

(h)      On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquired Fund on such tax returns, forms and reports shall have been timely paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such tax return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

(i)      The Acquired Fund is a separate series of the Trust treated as a separate corporation from each other series of the Trust under Section 851(g) of the Code. For each taxable year of its existence, including the taxable year ending on the Closing Date, the Acquired Fund has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquired Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the

Closing Date, such that the Acquired Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year (including the calendar year that includes the Closing Date), the Acquired Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code;

(j)      All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(k)      At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(l)      The Trust has the trust power and authority, on behalf of such Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, subject to the approval of the Acquired Fund’s shareholders, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)      The information to be furnished by the Trust, on behalf of the Acquired Fund, to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(n)      The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement or information included in the Registration Statement concerning the Acquired Fund that has been reviewed by the Acquiring Fund, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein non misleading;

(o)      Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement;

(p)      All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(q)      The current prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(r)      The Acquired Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund. All advertising and sales material currently used by the Trust with respect to the Acquired Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquired Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(s)      Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any “affiliated person” of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t)      The tax representation certificate to be delivered by the Trust, on behalf of the Acquired Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 7.4 (the “Acquired Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2        Except as set forth on Schedule 4.2 of this Agreement, the Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, as follows:

(a)      The Acquiring Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b)      The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c)      The current prospectus and statement of additional information of the Acquiring Fund and any amendment or supplement thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d)      The Trust’s registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e)      The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquired Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein or information included therein concerning the Trust or the Acquired Fund that has been reviewed by the Acquired Fund, as covered by the Acquired Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than information furnished by the Acquired Fund for inclusion therein or information included therein concerning the Trust or the Acquired Fund that has been reviewed by the Acquired Fund, as covered by the Acquired Fund’s representation, warranty and covenant in Paragraph 4.1(n) hereof) will contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f)      The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of the Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or any of its assets is bound;

(g)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. Neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein;

(h)      The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets, and the Schedule of Investments, and the notes thereto, as of and for the fiscal year ended June 30, 2018 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i)      Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund’s prospectus or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended December 31, 2018, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio, a decline in net assets of the Acquiring Fund as a result of redemptions or the discharge of Acquiring Fund liabilities shall not constitute a material adverse change;

(j)      On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed (taking into account any extensions) shall have been timely filed (taking such extensions into account) and shall be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due from the Acquiring Fund on such tax returns, forms and reports shall have been timely paid or provision shall have been made for the payment thereof and, to the best of the Trust’s knowledge, no such tax return is currently under audit and no outstanding assessment of any tax has been asserted with respect to such returns;

(k)      The Acquiring Fund is a separate series of the Trust treated as a separate corporation from each other series of the Trust under Section 851(g) of the Code. For each taxable year of its existence ending on or before the Closing Date, the Acquiring Fund has had in effect an election to be treated as a “regulated investment company” under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquiring Fund will have declared and paid dividends sufficient to distribute, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), if any, after reduction by any available capital loss carryforwards, and (b) any other amounts as are necessary, in each case for all of its tax periods ending on or before the Closing Date, such that the Acquiring Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year ending on or before the Closing Date, the Acquiring Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquiring Fund expects to satisfy the requirements of Subchapter M of the Code for treatment as a regulated investment company and to be eligible for such treatment for its taxable year that includes the Closing Date;

(l)      The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)      All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(n)      The Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)      The information to be furnished in writing by the Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(p)      No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(q)      The Acquiring Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquiring Fund. All advertising and sales material currently used by the Acquiring Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquiring Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r)      Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(s)      The tax representation certificate to be delivered by the Trust, on behalf of the Acquiring Fund, to Morgan, Lewis & Bockius LLP at the Closing pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.          COVENANTS OF THE FUNDS

The Acquired Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

5.1      The Acquired Fund will operate its business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2      The Trust will call and hold a special meeting of the Acquired Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3      The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4      The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

5.5      The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

5.6      Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement;

5.7      The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Trust, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust; and

5.8      Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund or the Trust, in the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund or the Trust, in the Acquiring Fund Tax Representation Certificate. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6.          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

6.1      All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2      The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate of the Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Acquired Fund shall reasonably request;

6.3      The Trust, on its own behalf and on behalf of the Acquiring Fund, shall have delivered to Morgan, Lewis & Bockius LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters; and

6.4      The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.          CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1      All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2      The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.4, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust’s Treasurer or Assistant Treasurer;

7.3      The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Trust, on behalf of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4      The Trust, on its own behalf and on behalf of the Acquired Fund, shall have delivered to Morgan, Lewis & Bockius LLP an Acquired Fund Tax Representation Certificate, satisfactory to Morgan, Lewis & Bockius LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters; and

7.5      The Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.          FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the Trust, on behalf of the Acquired Fund or the Acquiring Fund, as applicable, at its option, shall not be required to consummate the Reorganization:

8.1      This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund’s shareholders in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund’s shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2      On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the Reorganization shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4      The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5      The parties shall have received an opinion of Morgan, Lewis & Bockius LLP, satisfactory to the Acquired Fund and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Acquired Fund Tax Representation Certificate, for federal income tax purposes (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund in the Reorganization on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Trust, on behalf of the Acquiring Fund, of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in redemption of their Acquired Fund Shares and in complete liquidation of the Acquired Fund, except for (A) gain or loss that may be recognized with respect to “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of the Acquired Assets will be the same as the tax basis of such Acquired Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding period in the hands of the Acquiring Fund of each Acquired Asset, other than Acquired Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the holding period of that Acquired Asset in the hands of the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an Acquired Asset); (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Trust, on behalf of the Acquiring Fund, of the Assumed Liabilities as part of the Reorganization; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of exchange. Notwithstanding anything in this Agreement to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.5.

9.          BROKERAGE FEES AND EXPENSES

9.1      Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2      CRM will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on

Form N-14). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either Fund to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368 of the Code or otherwise result in the imposition of tax on either Fund or on either Fund’s shareholders.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1      The Acquiring Fund and the Acquired Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2      The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.      TERMINATION

11.1      This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a)      because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

(b)      because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c)      by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d)      by resolution of the Trust’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund’s shareholders.

11.2      In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund or the Acquired Fund, or the trustees or officers of the Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.      AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of the Acquired Fund’s shareholders called by the Trust pursuant to Paragraph 5.1 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.      NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at 520 Madison Avenue, 20th Floor, New York, New York 10022.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1      The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3      This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

*  *  *  *  *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	CRM Mutual Fund Trust on behalf of its series, CRM All Cap Value Fund and CRM Large Cap Opportunity Fund

By:	By:
Name:	Name:
Title:	Title:

Attest:	Solely for purposes of paragraph 9.2 of the Agreement: Cramer Rosenthal McGlynn, LLC

By:	By:
Name:	Name:
Title:	Title:

19

SCHEDULE 4.1

20

SCHEDULE 4.2

21

CRM MUTUAL FUND TRUST

CRM All Cap Value Fund

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9812

Providence, RI 02940

STATEMENT OF ADDITIONAL INFORMATION

                    , 2019

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated                     , 2019) which covers Investor Shares and Institutional Shares of CRM All Cap Value Fund to be issued in exchange for corresponding shares of CRM Large Cap Opportunity Fund. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you from Cramer Rosenthal McGlynn, LLC free of charge by calling 800-CRM-2883.

Page
INTRODUCTION	2

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE	2

ADDITIONAL INFORMATION ABOUT EACH FUND	2

PRO FORMA COMBINED FINANCIAL STATEMENTS	2

1

INTRODUCTION

This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated                     , 2019 (the “Proxy Statement/Prospectus) relating to the reorganization of CRM Large Cap Opportunity Fund with CRM All Cap Value Fund.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1.

Statement of Additional Information for each of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund, dated October 26, 2018, as supplemented (File Nos. 333-123998 and 811-21749), as filed with the Securities and Exchange Commission on October 26, 2018 (Accession No. 0001193125-18-309132) is incorporated herein by reference.

2.

Annual Report of each of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund, for the fiscal year ended June 30, 2018 (File No. 811-21749), as filed with the Securities and Exchange Commission on September 7, 2018 (Accession No. 0001193125-18-269094) is incorporated herein by reference.

3.

Semi-Annual Report of each of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund, for the fiscal period ended December 31, 2018 (File No. 811-21749), as filed with the Securities and Exchange Commission on March 7, 2019 (Accession No. 0001193125-19-068792) is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT EACH FUND

Additional information about each Fund can be found in the most recent Statement of Additional Information of each Fund, which is incorporated by reference into this registration statement.

PRO FORMA COMBINED FINANCIAL STATEMENTS

The unaudited pro forma information provided herein should be read in conjunction with the annual report to shareholders, for the period ended December 31, 2018, for CRM Large Cap Opportunity Fund (the “Acquired Fund”) and CRM All Cap Value Fund (the “Acquiring Fund”).

At a meeting held on March 14, 2019, the Board of Trustees of CRM Mutual Fund Trust (the “Trust”) approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby the Acquiring Fund will acquire all the assets of, and assume of all of the liabilities of, the Acquired Fund and the Acquired Fund will receive shares of the Acquiring Fund, to be distributed to the shareholders of the Acquired Fund in redemption of all of the outstanding shares of the Acquired Fund, and thereafter terminate as a series of the Trust.

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The unaudited pro forma information set forth below for the period ended December 31, 2018 is intended to present ratios and supplemental data as if the acquisition of the Acquired Fund by the Acquiring Fund had been consummated at January 1, 2018.

Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to each of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and Acquiring Fund have the same distributor, transfer agent and custodian as one another. Each of these service providers has entered into an agreement with the Acquired Fund and the Acquiring Fund, which governs the provisions of services to such funds. Such agreements have the same terms with respect to each fund.

As of December 31, 2018, the net assets of: (i) the Acquired Fund were approximately $68,277,822 and (ii) the Acquiring Fund were approximately $14,664,225. The net assets of the combined fund as of December 31, 2018 would have been approximately $82,908,812.

On a pro forma basis for the twelve-month period ended December 31, 2018, the Reorganization would have resulted in the following approximate increases (decreases) to expenses charged:

Expense Category	Increase (Decrease) in Expenses

Investment advisory fees[1]	$76,045

Administration and accounting fees[2]	$(21,900)

Transfer Agent fees[2]	$(36,000)

Registration fees[3]	$(36,450)

Audit and tax fees[3]	$(40,769)

Miscellaneous Expenses[3]	$(1,200)

1. Investment advisory fees were adjusted to reflect post-reorganization investment advisory fee of 0.70% of average daily net assets.

2. Administration and accounting fees and transfer agent fees were adjusted to eliminate duplicative costs of administering two funds pursuant to the administration, custodian and transfer agency services agreements.

3. Registration fees, audit and tax fees and miscellaneous expenses were adjusted to eliminate the effects of duplicative fees for other services.

The Acquiring Fund will be the surviving fund for accounting purposes.

No significant accounting policies (including valuation of portfolio securities) will change as a result of the Reorganization. Based on the Funds’ current holdings, it is anticipated that no holdings will be sold in connection with the Reorganization. Nonetheless, it is possible that there may be some dispositions of the portfolio securities of the Acquired Fund in connection with the Reorganization.

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Subject to market conditions at the time of any such disposition, the disposition of portfolio securities of the Acquired Fund may result in a capital gain or loss. In the event of any such repositioning, the associated transaction costs will be borne by the Acquired Fund. As of the date hereof, the Acquired Fund is not expected to incur material transaction costs in the event of any repositioning of its portfolio in connection with the Reorganization.

The Reorganization, itself, generally is not expected to result in gain or loss being recognized for federal income tax purposes by shareholders of either Fund, or by either the Acquired or the Acquiring Fund. In a tax-free reorganization:

1. No gain or loss is recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of the shares of the Acquiring Fund by the Acquired Fund to its shareholders in termination of the Acquired Fund.

2. No gain or loss is recognized by the Acquired Fund shareholders upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund pursuant to the Reorganization.

3. The historical cost of investment securities generally is carried forward to the Acquiring Fund.

The results of operations of the Acquiring Fund for pre-combination periods will not be restated.

At December 31, 2018 neither the Target Fund nor the Acquiring Fund had capital loss carryforwards.

Each Fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees (“Reorganization Costs”). CRM will bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will be approximately $66,470, of which each fund will bear approximately $16,617.50.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946, in accordance with FASB Accounting Standards Update 2013-08. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

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In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•    Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

5

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•    Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

(b) Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

(c) Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax

6

returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the twelve month period ended December 31, 2018, the Funds did not incur any interest or penalties.

The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

(d) Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the twelve month period ended December 31, 2018 in the Funds.

(e) Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

(f) Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

(g) Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h) Advisory Fees and Other Transactions with Affiliates. For its advisory services to the Acquired Fund, CRM receives 0.55% of the Fund’s average daily net assets. For its advisory services to the Acquiring Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90%

7

of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. If shareholders approve the Reorganization, CRM will receive an advisory fee from the Acquiring Fund of 0.70% of the Fund’s average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to the Acquired Fund in an amount that will limit annual operating expenses to not more than 0.90% and 0.65% of average daily net assets for Investor Shares and Institutional Shares, respectively. This undertaking will remain in place until November 1, 2019.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to the Acquiring Fund in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2019.

If shareholders approve the Reorganization, CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) with respect to the Acquiring Fund in an amount that will limit annual operating expenses to not more than 1.45% and 1.20% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2020. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Acquiring Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

(i) Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the twelve month period ended December 31, 2018. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

(j) Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing

8

Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

(k) Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

(l) Capital Shares. The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2018, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of CRM Large Cap Opportunity Fund, as of December 31, 2018, divided by the net asset value of the Fund’s shares as of December 31, 2018. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2018:

Class of Shares	Shares of CRM All Cap Value Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Investor Shares	642,409	1,118,121	1,830,530
Institutional Shares	1,771,680	10,016,805	11,788,485

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PART C

OTHER INFORMATION

CRM MUTUAL FUND TRUST

ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of CRM Mutual Fund Trust (the “Registrant”) on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-123998 and 811-21749), as filed with the Securities and Exchange Commission on October 26, 2018 (Accession No. 0001193125-18-309132), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)	Certificate of Trust of CRM Mutual Fund Trust (the “Trust”) ”) is incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A, as filed with the Commission on April 11, 2005 (SEC File Nos. 333-123998 and 811-21749) (“Registration Statement”).
(1)(b)	Amended and Restated Agreement and Declaration of Trust of the Trust is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A, as filed with the Commission on July 15, 2016 (SEC File Nos. 333-123998 and 811-21749) (“Post-Effective Amendment No. 27”).
(2)	By-Laws of the Trust are incorporated herein by reference to the Registrant’s Registration Statement.
(3)	Not applicable

(4)	Form of Agreement and Plan of Reorganization is attached as Exhibit A to the Proxy Statement/Prospectus

(5)	Reference is made to Exhibits (1) and (2) hereof

(6)(a)	Investment Advisory Agreement with Cramer Rosenthal McGlynn, LLC, as investment adviser is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A, as filed with the Commission on October 28, 2005 (SEC File Nos. 333-123998 and 811-21749) (“Post-Effective Amendment No. 2”).
(6)(b)	Amended and Restated Schedule A and Schedule B to the Investment Advisory Agreement dated as of June 7, 2017 is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A, as filed with the Commission on October 27, 2017 (SEC File Nos. 333-123998 and 811-21749).
(6)(c)	Amended and Restated Schedule B to the Investment Advisory Agreement is filed herewith.
(6)(d)	Expense Limitation Agreement is filed herewith.
(7)(a)	Distribution Agreement between the Trust and ALPS Distributors, Inc. as distributor is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, as filed with the Commission on October 26, 2018 (SEC File Nos. 333-123998 and 811-21749) (“Post-Effective Amendment No. 33”).
(8)	Not applicable

(9)(a)	Custodian Services Agreement between the Trust and the Bank of New York Mellon (formerly PFPC Trust Company), as custodian is incorporated herein by reference to Post-Effective Amendment No. 2.
(9)(b)	Amendment to Custodian Services Agreement between the Trust and the Bank of New York Mellon (formerly PFPC Trust Company) as custodian is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A, as filed with the Commission on October 28, 2011 (SEC File Nos. 333-123998 and 811-21749) (“Post-Effective Amendment No. 15”).
(9)(c)	Amendment to Custodian Services Agreement between the Trust and the Bank of New York Mellon as custodian is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A, as filed with the Commission on October 26, 2012 (SEC File Nos. 333-123998 and 811-21749) (“Post-Effective Amendment No. 17”).
(9)(d)	Form of Amendment to Custodian Services Agreement between the Trust and the Bank of New York Mellon as custodian is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A, as filed with the Commission on October 28, 2014 (SEC File Nos. 333-123998 and 811-21749) (“Post-Effective Amendment No. 22”).
(9)(e)	Amendment to Custodian Services Agreement between the Trust and the Bank of New York Mellon, as custodian, is incorporated herein by reference to Post-Effective Amendment No. 33.
10(a)	Amended and Restated Multiple Class Plan of the Trust is incorporated by reference to the Registrant’s Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A, as filed with the Commission on December 22, 2008 (SEC File Nos. 333-123998 and 811-21749).
10(b)	Amended and Restated Appendix A to Multiple Class Plan of the Trust, is incorporated herein by reference to Post-Effective Amendment No. 27.
(11)	Opinion of Counsel (legality of securities being offered) is filed herewith.
(12)	Form of opinion as to tax matters and consent is filed herewith.
(13)(a)	Transfer Agency Services Agreement between the Trust and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 2.
(13)(b)	Amended and Restated Exhibit A to the Transfer Agency Services Agreement between the Trust, on behalf of CRM Mid/Large Cap Value Fund, and BNY Mellon Investment Servicing (US), Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), as transfer agent is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A, as filed with the Commission on October 24, 2006 (SEC File Nos. 333-123998 and 811-21749) (Post-Effective Amendment No. 5”).
(13)(c)	Amended and Restated Exhibit A to the Transfer Agency Services Agreement between the Trust, on behalf of CRM All Cap Value Fund and CRM 130/30 Value Fund, and BNY Mellon Investment Servicing (US), Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), as transfer agent is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A, as filed with the Commission on December 21, 2007 (SEC File Nos. 333-123998 and 811-21749).
(13)(d)	Amendment to Transfer Agency Services Agreement between the Trust and BNY Mellon Investment Servicing (US) Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 15.
(13)(e)	Amendment to Transfer Agency Services Agreement between the Trust and BNY Mellon Investment Servicing (US) Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 17.
(13)(f)	Form of Amendment to Transfer Agency Services Agreement between the Trust and BNY Mellon Investment Servicing (US) Inc., as transfer agent is incorporated herein by reference to Post-Effective Amendment No. 22.
(13)(g)	Form of Amendment to Transfer Agency Services Agreement between the Trust and BNY Mellon Investment Servicing (US) Inc., as transfer agent, is incorporated herein by reference to Post-Effective Amendment No. 33.
(13)(h)	Administration and Accounting Services Agreement between the Trust and BNY Mellon Investment Servicing (US), Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), as administrator is incorporated herein by reference to Post-Effective Amendment No. 2.
(13)(i)	Amended and Restated Exhibit A to the Administration and Accounting Services Agreement between the Trust, on behalf of CRM Mid/Large Cap Value Fund and BNY Mellon Investment Servicing (US), Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.)., as administrator is incorporated herein by reference to Post-Effective Amendment No. 5.
(13)(j)	Amended and Restated Exhibit A to the Administration and Accounting Services Agreement between the Trust, on behalf of CRM All Cap Value Fund, and BNY Mellon Investment Servicing (US), Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), as administrator is incorporated herein by reference to Post-Effective Amendment No. 5.
(13)(k)	Amendment to Administration and Accounting Services Agreement between the Trust and BNY Mellon Investment Servicing (US), Inc., as administrator is incorporated herein by reference to Post-Effective Amendment No. 15.
(13)(l)	Amendment to Administration and Accounting Services Agreement between the Trust and BNY Mellon Investment Servicing (US), Inc., as administrator is incorporated herein by reference to Post-Effective Amendment No. 17.
(13)(m)	Amendment to Administration and Accounting Services Agreement between the Trust and BNY Mellon Investment Servicing (US), Inc., as administrator, is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A, as filed with the Commission on October 28, 2013 (SEC File Nos. 333-123998 and 811-21749) (“Post-Effective Amendment No. 19”).
(13)(n)	Form of Amendment to Administration and Accounting Services Agreement between the Trust and BNY Mellon Investment Servicing (US), Inc., as administrator, is incorporated herein by reference to Post-Effective Amendment No. 22.
(13)(o)	Amendment to Administration and Accounting Services Agreement between the Trust and BNY Mellon Investment Servicing (US), Inc., as administrator, is incorporated herein by reference to Post-Effective Amendment No. 33.
(13)(p)	Amended and Restated Shareholder Service Plan for Investor Shares of the Funds is incorporated herein by reference to Post-Effective Amendment No. 15.
(13)(q)	Amended and Restated Shareholder Servicing Agreement for Investor Shares of the Funds is incorporated herein by reference to Post-Effective Amendment No. 15.
(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.
(15)	Not applicable
(16)	Powers of Attorney are filed herewith.
17(a)	Code of Ethics for the Trust is Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A, as filed with the Commission on June 29, 2005 (SEC File Nos. 333-123998 and 811-21749).
17(b)	Code of Ethics for the Trust, as revised June 2010 is incorporated herein by reference to Post-Effective Amendment No. 22.
17(c)	Code of Ethics for the Investment Adviser, as revised November 2011 is incorporated herein by reference to Post-Effective Amendment No. 17.
17(d)	Code of Ethics for the Investment Adviser, as revised June 2013, is incorporated herein by reference to Post-Effective Amendment No. 19.
17(e)	Code of Ethics for the Investment Adviser, as revised August 2014, is incorporated herein by reference to Post-Effective Amendment No. 22.
17(f)	Form of Proxy Card is filed herewith.
17(g)	Prospectus and Statement of Additional Information of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund, dated October 26, 2018, as supplemented, is filed herewith.
17(h)	Annual Report of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund for the fiscal year ended June 30, 2018 is filed herewith.
17(i)	Semi-Annual Report of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund for the fiscal period ended December 31, 2018 is filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of New York and the State of New York, on the 15th day of March, 2019.

CRM MUTUAL FUND TRUST

By:	/s/ Ronald H. McGlynn
	Name:	Ronald H. McGlynn
	Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ronald H. McGlynn Ronald H. McGlynn	President and Trustee	March 15, 2019

* /s/ F. Gregory Ahern F. Gregory Ahern	Trustee	March 15, 2019

* /s/ Louis Ferrante Louis Ferrante	Trustee	March 15, 2019

* /s/ Rodney P. Wood Rodney P. Wood	Trustee	March 15, 2019

/s/ Michelle Kaufmann Michelle Kaufmann	Treasurer and Principal Financial Officer	March 15, 2019

* By:	/s/ Ronald H. McGlynn Ronald H. McGlynn, Attorney-in-Fact

EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Description

(6)(c)	Amended and Restated Schedule B to the Investment Advisory Agreement

(6)(d)	Expense Limitation Agreement

(11)	Opinion of Counsel (legality of securities being offered)

(12)	Form of opinion as to tax matters and consent

(14)	Consent of Independent Registered Public Accounting Firm
(16)	Powers of Attorney
17(f)	Form of Proxy Card
17(g)	Prospectus and Statement of Additional Information of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund, dated October 26, 2018, as supplemented
17(h)	Annual Report of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund for the fiscal year ended June 30, 2018
17(i)	Semi-Annual Report of CRM All Cap Value Fund and CRM Large Cap Opportunity Fund for the fiscal period ended December 31, 2018.